Exhibit 10.5

EXECUTION VERSION

SECURITYAGREEMENT

Dated as of August 4, 2009

among

THE GREAT ATLANTIC& PACIFICTEA COMPANY, INC.,

THE SUBSIDIARIES FROM TIME TO TIME PARTY HERETO

and

Wilmington Trust Company,
as Collateral Agent

TABLE OF CONTENTS*

iii

ARTICLE V
COLLECTIONS
Section 5.01	Accounts	26
Section 5.02	Collections	27
Section 5.03	Power of Attorney	28

ARTICLE VI
REMEDIES

Section 6.01	Remedies upon Default	29
Section 6.02	Application of Proceeds	32
Section 6.03	Grant of License to Use Intellectual Property and Other Property	32

ARTICLE VII
MISCELLANEOUS

Section 7.01	Notices	33
Section 7.02	Security Interest Absolute	33
Section 7.03	Survival of Agreement	33
Section 7.04	Binding Effect; Several Agreement	33
Section 7.05	Successors and Assigns	33
Section 7.06	Collateral Agent’s Fees and Expenses; Indemnification	33
Section 7.07	GOVERNING LAW	34
Section 7.08	Waivers; Amendment	34
Section 7.09	WAIVEROF JURY TRIAL	35
Section 7.10	Severability	35
Section 7.11	Counterparts	35
Section 7.12	Headings	35
Section 7.13	Jurisdiction; Consent to Service of Process	35
Section 7.14	Termination	36
Section 7.15	Headings and Recitals	36
Section 7.16	Intercreditor Terms Prevail	36
Section 7.17	Limitation on Duties of Collateral Agent	36

Schedules:
Schedule I -	Copyrights
Schedule II -	Licenses
Schedule III -	Patents
Schedule IV -	Trademarks
Schedule V -	Claims
Schedule VI	Instruments and Chattel Paper
Schedule VII	Securities Accounts and Commodity Accounts
Schedule VIII	Electronic Chattel Paper and Transferable Records

Exhibits:
Exhibit A	Form of Accession Agreement
Exhibit B	Form of Perfection Certificate
Exhibit C	Form of Grant of Security Interest in US Patents and Trademarks
Exhibit D	Form of Grant of Security Interest in US Copyrights

iv

SECURITY AGREEMENT (this “Agreement”) dated as of August 4, 2009, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. (the “Company” and a “Grantor”), a Maryland corporation, each of the undersigned Subsidiaries of the Company and each other Subsidiary of the Company which becomes a party hereto (each such Subsidiary individually a “Grantor” and collectively with the Company, the “Grantors”) and Wilmington Trust Company, as collateral agent (together with any successor or successors in such capacity, the “Collateral Agent”) for the benefit of the Trustee (as defined below) and the Holders (as defined below).

Reference is made to the 1131890 Senior Secured Notes due 2015 of the Company (as amended, restated, supplemented or modified from time to time, the “Notes”),in the original aggregate principal amount of $260,000,000 issued pursuant to the Indenture, dated as of August 4, 2009 (as amended, restated, amended and restated, modified or supplemented from time to time and including any agreement extending the maturity of, refinancing or otherwise amending, amending and restating or otherwise modifying or restructuring all or any portion of the obligations of the Company under the Notes or such agreement or any successor agreement, the “Indenture”) among the Company, the Grantors, the Collateral Agent and Wilmington Trust Company, as trustee (together with any successor or successors in such capacity, the “Trustee”).Each Grantor has, pursuant to the Indenture, unconditionally guaranteed the Obligations (as defined below).

The Company and each other Grantor will materially benefit from the issuance of the Notes and it is a condition to the issuance of the Notes that the Grantors execute and deliver this Agreement.

The Company and all direct and indirect domestic Subsidiaries of the Company that become a party thereto from time to time (such Subsidiaries being herein collectively referred to as the “ABL Subsidiary Borrowers”) are also parties to (i) an Amended and Restated Credit Agreement dated as of December 27, 2007 (as amended, modified, supplemented, extended, restated, renewed or replaced from time to time in accordance with the terms thereof including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and as the same may be amended, restated, modified, renewed, refunded, replaced or refinanced from time to time, regardless of whether such amendment, restatement, modification, renewal, refunding, replacement or refinancing is with the same financial institutions or otherwise, the “ABL Credit Agreement”) with the lenders from time to time party thereto (the “ABL Lenders”),Bank of America, N.A., a national banking association (“Bank of America”),as issuing bank for certain letters of credit (the “ABL L/C Issuer”), Bank of America, acting through its Retail Finance Group (“BofA Retail Finance”), as Administrative Agent for the ABL Lenders (together with its successor or successors in such capacity, the “ABL Administrative  Agent”), BofA Retail Finance, as Collateral Agent (together with its successor or successors in such capacity, the “ABL Collateral Agent”),(ii) a Security Agreement dated as of December 3, 2007 (as amended, modified, supplemented, extended, restated, renewed or replaced from time to time in accordance with the terms thereof, the “ABL Security Agreement”),and (iii) a Pledge Agreement dated as of December 3, 2007 (as amended, modified, supplemented, extended, restated, renewed or replaced from time to time in accordance with the terms thereof, the “ABL Pledge Agreement”).

Certain ABL Lenders and their Affiliates at the time acting as Hedging Providers may from time to time provide forward rate agreements, options, swaps, caps, floors and other hedging agreements (the “ABL Hedging Agreements”) to the ABL Obligors (as defined below). The ABL Lenders, the ABL L/C Issuer, the ABL Administrative Agent, each co-agent or sub-agent appointed by the ABL Administrative Agent from time to time pursuant to the ABL Credit Agreement, the ABL Collateral Agent, each co-agent or sub-agent appointed by the ABL Collateral Agent from time to time pursuant to the ABL Security Agreement and each Indemnitee (as defined in the ABL Credit Agreement)

and their respective successors and assigns are herein referred to individually as an “ABL Credit Party” and collectively as the “ABL Credit Parties” and the ABL Credit Parties, the Hedging Providers and their respective successors and assigns are herein referred to individually as an “ABL Secured Party” and collectively as the “ABL Secured Parties”.

To induce the ABL Lenders to enter into the ABL Credit Agreement and the other Loan Documents (as defined in the ABL Credit Agreement) and the Hedging Providers to enter into the ABL Hedging Agreements contemplated by the ABL Credit Agreement (such Loan Documents and the ABL Hedging Agreements being herein collectively referred to as the “ABL Loan Documents”),and as a condition precedent to the obligations of the ABL Lenders under the ABL Credit Agreement, certain Subsidiaries of the Company who are not ABL Subsidiary Borrowers (each an “ABL Subsidiary  Guarantor” and, collectively, the “ABL Subsidiary Guarantors”) have agreed, jointly and severally, to provide a guaranty of all obligations of the Company and the ABL Subsidiary Borrowers under or in respect of the ABL Loan Documents. The Company, the ABL Subsidiary Borrowers and ABL Subsidiary Guarantors are herein collectively referred to as the “ABL Obligors” and individually as an “ABL Obligor”.

Revolving loans and term loans (collectively, “ABL Loans”) are now and may hereafter be outstanding under the ABL Credit Agreement. The payment of the principal of and interest on the ABL Loans and all other Obligations (as defined in the ABL Credit Agreement and the ABL Security Agreement, the “ABL Loan Obligations” and, together with all ABL Hedging Obligations (as defined below), the “ABL Obligations”) are secured pursuant to the ABL Security Agreement and various other security documents by a first priority security interest in all of the ABL Obligors’ right, title and interest in all of their present and future personal and real property and proceeds thereof (other than Excluded Assets as described in the ABL Loan Documents) (all such non-excluded personal and real property and proceeds thereof being herein collectively referred to as the “ABL Collateral”).

The Indenture requires the Grantors to secure their obligations under the Notes and the Indenture by a second priority security interest in the assets constituting or intended to constitute ABL Collateral, subject to exceptions (the “Note Collateral”).

The ABL Collateral Agent and the Collateral Agent will enter into an lntercreditor Agreement dated as of the date hereof (as amended, restated, supplemented or modified from time to time, the “Intercreditor Agreement”) to provide among other things that:

(i)            the ABL Loan Obligations, plus obligations on account of Cash Management Services (as defined in the lntercreditor Agreement),ABL Hedging Obligations and obligations on account of other Bank Products (as defined in the lntercreditor Agreement) are secured on a first priority basis by all ABL Collateral up to the Maximum Revolving Debt Amount (as defined in the Intercreditor Agreement);

(ii)            the Obligations are secured by the Note Collateral (which includes some, but not all, of the assets constituting or intended to constitute ABL Collateral);

(iii)           the security interest securing the Obligations in the ABL Collateral (x) is of a second priority subject only to the first priority security interest securing an amount of ABL Obligations that does not exceed the Maximum Revolving Debt Amount and (y) is of a first priority with respect to that portion of the ABL Obligations which exceeds the Maximum Revolving Debt Amount.

Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

ARTICLEI

DEFINITIONS

Section 1.01 Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Indenture, all references to the Uniform Commercial Code or “UCC” shall mean the Uniform Commercial Code in effect in the State of New York as of the date hereof and any uncapitalized terms used herein which are defined in the UCC have the respective meanings provided in the UCC; provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9, and provided further that if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

Section 1.02           Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

“ABL Cash Management Requirements” shall have the meaning given that term in Section 4.16(e) of this Agreement.

“ABL Hedging Obligations” shall mean all Hedging Obligations (as defined in the Indenture) of the Company or any of its Subsidiaries or Cash Management Obligations (as defined in the Indenture) of the Company or any of its Subsidiaries in each case owing to an ABL Lender or an Affiliate of an ABL Lender at the time of entry into such Hedging Obligations or Cash Management Obligations.

“Accession Agreement” shall mean an Accession Agreement, substantially in the form of Exhibit A hereto, executed and delivered by an additional Grantor after the Issue Date pursuant to Section 4.17 of the Indenture and/or Section 4.17 of this Agreement.

“Accessions” shall have the meaning given that term in the UCC.

“Account Debtor” shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of a Receivable.

“Accounts” shall mean “accounts” as defined in the UCC, and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by Chattel Paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including, without limitation, (i) accounts receivable from Affiliates of the Grantors, (ii) health-care insurance receivables (as defined in the UCC), and (iii) rights to payment arising out of the use of a credit or charge card or information contained on or used with that card.

“Accounts Receivable” shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

“Agent’s Account” shall (i) have the meaning set forth in Section 5.14(f) of the ABL Credit Agreement; or (ii) if the ABL Obligations are no longer outstanding, mean an account of the Collateral Agent to be notified to the Company by the Collateral Agent.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq., as amended from time to time.

“Blocked Account Agreement” means with respect to a Blocked Account, an agreement, in form and substance satisfactory to the Collateral Agent, establishing Control of such Blocked Account by the Collateral Agent and whereby the Blocked Account Bank maintaining such Blocked Account agrees, upon notification by the Collateral Agent (or any agent or bailee thereof) of the occurrence and during the continuance of an Event of Default, to comply only with the instructions originated by the Collateral Agent (or the ABL Collateral Agent acting as agent and bailee on behalf of the Collateral Agent and the other Secured Parties) without the further consent of any Grantor.

“Blocked Account Bank” shall have the meaning given that term in Section 5.0Ha) of this Agreement.

“Blocked Accounts” shall have the meaning given that term in Section 4.16(e) of this Agreement.

“Blue Sky Laws” shall have the meaning given that term in Section 6.0Hc) of this Agreement.

“Books and Records” means all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

“Chattel Paper” shall have the meaning given that term in the UCC.

“Claims” means all “commercial tort claims” (as defined in the UCC),including, without limitation, each of the claims described on Schedule V hereto, as such Schedule may be amended, modified or supplemented from time to time, and also means and includes all claims, causes of action and similar rights and interests (however characterized) of a Grantor, whether arising in contract, tort or otherwise, and whether or not subject to any action, suit, investigation or legal, equitable, arbitration or administrative proceedings.

“Collateral” shall mean all personal property of each Grantor, including, without limitation, all:

(i)              Accounts Receivable,

(ii)             Chattel Paper,

(iii)            Claims, Judgments and/or Settlements,

(iv)                Deposit Accounts and securities accounts and all cash and cash equivalents or other assets in each such account,

(v)             Documents,

(vi)            Equipment,

(vii)         Fixtures,

(viii)        General Intangibles (including Payment Intangibles and Intellectual Property),

(ix)           Goods,

(x)            Instruments,

(xi)           Inventory,

(xii)          Investment Property,

(xiii)         Letter-of-Credit Rights,

(xiv)        Software,

(xv)         Supporting Obligations,

(xvi)        money, policies and certificates of insurance, deposits, cash, or other property,

(xvii)       all Books and Records and information relating to any of the foregoing ((i) through (xvi)and/or to the operation of any Grantor’s business, and all rights of access to such Books and Records and information, and all property in which such Books and Records and information are stored, recorded and maintained,

(xviii)      all insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing ((i) through (xvii)or otherwise,

(xix)         all liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing ((i) through (xviii)),including the right of stoppage in transit, and

(xx)          any of the foregoing, whether now owned or now due, or in which any Grantor has an interest, or hereafter acquired, arising, or to become due, or in which any Grantor obtains an interest, and all products, Proceeds, substitutions, and Accessions of or to any of the foregoing;

provided, however, that Collateral shall not include Excluded Assets; provided that the Proceeds from any sale, transfer or assignment or other voluntary or involuntary disposition of such Excluded Assets, shall not be excluded from the definition of Collateral to the extent that the assignment of such Proceeds is not prohibited or to the extent not otherwise required to be paid to the holder of the Indebtedness secured by such Excluded Assets; and provided, further, that the term “Collateral” as used in this Agreement shall not include any “Collateral” as defined in the Pledge Agreement.

“Commodity Account” shall have the meaning given that term in the UCC.

“Commodity Intermediary” shall have the meaning given that term in the UCC.

“Computer Hardware” means all computer and other electronic data processing hardware of a Grantor, whether now or hereafter owned, licensed or leased by such Grantor, including, without limitation, all integrated computer systems, networks, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, storage devices, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related hardware, all documentation, flowcharts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes associated with any of the foregoing and all options, warranties, services contracts, program services, test rights, maintenance rights, support rights, renewal rights and indemnifications relating to any of the foregoing.

“Control”, with respect to (i) Deposit Accounts, shall have the meaning given that term in Section 9-104 of the UCC; (ii) Electronic Chattel Paper, shall have the meaning given that term in Section 9-105 of the UCC; (iii) Investment Property, shall have the meaning given the term in Section 9-106 of the UCC; and (iv) Letter-of-Credit Rights, shall have the meaning given that term in Section 9-107 of the UCC.

“Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third party, whether exclusive or non-exclusive, under any Copyright now or hereafter owned by any Grantor, whether or not registered, or which such Grantor otherwise has the right to license, or granting any right, whether exclusive or non-exclusive, to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” shall mean all of the following now owned or hereafter acquired by any Grantor:

(i)            all copyright rights in any work subject to the copyright laws of the United States or any other country (whether or not the underlying works of authorship have been published), whether as author, assignee, transferee or otherwise, and

(ii)           all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule I and any renewals and extensions thereof,

(iii)          all Software, computer programs, web pages, computer data bases and computer program flow diagrams, including all source codes and object codes related to any or all of the foregoing,

(iv)          all tangible property embodying or incorporating any or all of the foregoing, whether in completed form or in some lesser state of completion, and all masters, duplicates, drafts, versions, variations and copies thereof, in all formats,

(v)           all claims for, and rights to sue for, past, present and future infringement of any of the foregoing,

(vi)          all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past, present or future infringements thereof and payments and damages under all Copyright Licenses in connection therewith,

(vii)         all rights in any of the foregoing, arising under the Laws of the United States, to copy, record, synchronize, broadcast, transmit, perform, distribute, create derivative works of, and/or display any of the foregoing or any matter which is the subject of any of the foregoing in any manner and by any process now known or hereafter devised, and

(viii) the name and title of each Copyright item and all rights of any Grantor to the use thereof, including, without limitation, rights protected pursuant to trademark, service mark, unfair competition, anti-cybersquatting and/or the rules and principles of any other applicable statute, common law or other rule or principle of law now existing or hereafter arising.

“Daily Receipts” shall mean all amounts received by the Company and the other Grantors, whether in the form of cash, checks, any moneys received or receivable in respect of charges made by means of credit cards, and other negotiable instruments, in each case as a result of the sale of Inventory.

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“De Minimis Deposit Account” shall have the meaning given that term in Section 4.16(e) of this Agreement.

“De Minimis Deposit Amount” shall have the meaning given that term in Section 4.l6(e)  of this Agreement.

“Deposit Account” shall have the meaning given that term in the UCC and shall also include all demand, time, savings, passbook, or similar accounts maintained with a bank or other financial institution, whether or not evidenced by an Instrument, all cash and other funds held therein and all passbooks related thereto and all certificates and Instruments, if any, from time to time representing, evidencing or deposited into such deposit accounts.

“Deposit Account Control Agreement” or “DACA” shall mean with respect to a Deposit Account, an agreement by and among the bank at which such Deposit Account is maintained, the Grantor that is the bank’s customer with respect to such Deposit Account, and the Collateral Agent (and which may but is not required to include the ABL Collateral Agent as a party), in form and substance satisfactory to the Collateral Agent and in compliance with the terms of the Intercreditor Agreement, establishing Control of such Deposit Account by the Collateral Agent and whereby the bank maintaining such Deposit Account agrees, upon notification by the Collateral Agent of the occurrence and during the continuance of an Event of Default, to comply only with the instructions originated by the Collateral Agent (or the ABL Collateral Agent if the ABL Collateral Agent is a party to such agreement),without the further consent of any Grantor. A DACA may (but is not required to) take the form of an amended (or amended and restated) Blocked Account Agreement.

“Documents” shall have the meaning given that term in the UCC.

“Electronic Chattel Paper” shall have the meaning given that term in the UCC

“Equipment” shall mean “equipment”, as defined in the UCC, and shall also mean all Computer Hardware, furniture, store fixtures, motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of a Grantor’s business, and any and all Accessions or additions thereto, and substitutions therefor.

“Excluded Assets” means(i) any permit, lease, license, contract, agreement, joint venture agreement, or other instrument to which the Company or any Grantor is a party and any Equity Interests in a joint venture to the extent the Company or such Grantor is prohibited from granting a Lien in its rights thereunder pursuant to the terms of such permit, lease, license, contract, agreement, or other instrument, or the shareholder or other similar agreement governing such joint venture, or under applicable law (other than to the extent that any restriction on such assignment would be rendered ineffective pursuant to Sections9- 406,9-407,9-408or 9-409 of the UCC (or any successor provision or provisions)of any relevant jurisdiction or any other applicable Law or principles of equity);(ii) any Excluded Equipment;(iii) any United States intent-to-use trademark application to the extent and for so long as creation by a Grantor of a Security Interest therein would impair the validity or enforceability of such intent-to-use trademark applications as determined by the Company;(iv) any assets or Equity Interests acquired by the Company or any Grantor after the date hereof in a transaction not prohibited by the Indenture to the extent such assets or Equity Interests are subject to a Lien permitted by clauses(v) or (vi) of the definition of “Permitted Liens” in the Indenture so long as the documents applicable to such Lien prohibit any other Lien on such assets or Equity Interests;(v) each Principal Property(as defined in the Indenture), except as otherwise provided under section 4.10 of the Indenture;(vi) any property or assets to the extent such property or assets does not constitute ABL Collateral; provided, however, that this clause(vi) shall be applicable only at such time or times as the ABL Credit Agreement is in effect;(vii) any voting Equity Interests of a Foreign Subsidiary in excess of 65% of all outstanding voting Equity Interests of a first-tier Foreign Subsidiary; and (viii) any property or assets owned by any Foreign Subsidiary.

“Excluded Equipment” means at any date any assets of the Company or any Grantor which are subject to a Lien securing Indebtedness permitted by clause(iv) of Section 4.08(b)of the Indenture if and to the extent that(i) the express terms of a valid and enforceable restriction in favor of a Person who is not the Company or a Grantor contained in the agreements or documents granting or governing such Indebtedness prohibits, or requires any consentor establishes any other conditions for, an assignment there of, or a grant of a security interest therein, by the Company or the applicable Grantor and (ii) such restriction relates only to the asset or assets acquired by the Company or the applicable Grantor with the proceeds of such Indebtedness and attachments thereto or substitutions therefor.

“Financial Officer” of any Person means the chief financial officer, principal accounting officer, treasurer, controller or any vice president-finance, vice-president-financial services or vice president-treasury services of such Person.

“Financing Statement” shall have the meaning given that term in the UCC.

“Fixtures” shall have the meaning given that term in the UCC.

“General Intangibles” shall mean “general intangibles” as defined in the UCC, and all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including all Payment Intangibles, all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities which interests do not constitutes Securities, corporate or other business records, indemnification claims, contract rights (including rights under personal property leases, whether entered into as lessor or lessee, hedging agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Receivables.

“Goods” shall have the meaning given that term in the UCC.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central bank).

“Holders” means the holders from time to time of the Notes.

“Indemnitee” shall have the meaning given that term in Section 7.06(b) of this Agreement.

“Indenture” shall have the meaning given to that term in the preliminary statement of this Agreement.

“Intellectual Property” shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, technology, confidential or proprietary technical and business information, know-how, show-how, data or information, domain names, mask works, customer lists, vendor lists, subscription lists, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Instruments” shall have the meaning given that term in the UCC.

“Inventory” shall mean “inventory” as defined in the UCC, and all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor’s business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

“Investment Property” shall have the meaning given that term in the UCC.

“Judgments” shall mean all judgments, decrees, verdicts, decisions or orders issued in resolution of or otherwise in connection with a Claim, whether or not final or subject to appeal, and including all rights of enforcement relating thereto and any and all Proceeds thereof.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directives, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of Law.

“Leaseholds” means with respect to any Person all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

“Letter-of-Credit Right” shall have the meaning given that term in the UCC and shall also mean any right to payment or performance under a letter of credit, whether or not the beneficiary has demanded, or is at the time entitled to demand, payment or performance.

“Letters of Credit” shall have the meaning given that term in the UCC.

“License” shall mean any Patent License, Trademark License, Copyright License, software license or other license or sublicense to which any Grantor is a party, which license or sublicense is, or would reasonably be expected to be, material to the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole, including those listed on Schedule II.

“Note Documents” means the Indenture, the Notes, any registration rights agreement related thereto and the Collateral Documents, in each case including all exhibits and schedules thereto, and all other agreements, documents and instruments relating to the Notes, in each case as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof.

“Obligations  means, without duplication:

(i)                                 all principal of and interest (including, without limitation, any interest which accrues after the commencement of any proceeding under any Debtor Relief Law with respect to any Grantor, whether or not allowed or allowable as a claim in any such proceeding) on the Notes;

(ii)                              all fees, expenses, indemnification obligations and other amounts of whatever nature now or hereafter payable by any Grantor (including, without limitation, any amounts which accrue after the commencement of any proceeding under any Debtor Relief Law with respect to any Grantor, whether or not allowed or allowable as a claim in any such proceeding) pursuant to the Indenture, the Notes, the Intercreditor Agreement, any Collateral Document or any other Note Document;

(iii)                               all expenses of the Collateral Agent or the Trustee as to which the Collateral Agent or the Trustee has a right to reimbursement under the Indenture or under any other similar provision of any Collateral Document, the Intercreditor Agreement, or any other Note Document including, without limitation, any and all sums advanced by the Collateral Agent to preserve the Collateral or its security interest in the Collateral; and

(iv)                              all other obligations or liabilities now existing or hereafter arising or incurred (including, without limitation, any amounts which accrue after the commencement of any Debtor Relief Law with respect to any Grantor, whether or not allowed or allowable as a claim in any such proceeding) on the part of any Grantor pursuant to the Indenture, the Notes, the Intercreditor Agreement, any Collateral Document or any other Note Document;

together in each case with all renewals, modifications, refinancings, consolidations or extensions thereof.

“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States, all registrations and recordings thereof, and all applications for letters patent of the United States, including registrations, recordings and pending applications in the United States Patent and Trademark Office, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Payment Intangible” shall have the meaning given that term in the UCC and shall also mean any General Intangible under which the Account Debtor’s primary obligation is a monetary obligation.

“Perfection Certificate” shall mean a certificate substantially in the form of Exhibit B hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Company.

“Pledge Agreement” shall mean the Pledge Agreement, dated as of the date hereof (as the same may be amended, modified, supplemented, extended, restated, renewed or replaced from time to time), among the Company, the grantors party thereto and the Collateral Agent.

“Proceeds” shall mean “proceeds” as defined in the UCC, and any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include

(i)                                     all cash and negotiable instruments received by or held on behalf of the Collateral Agent pursuant to the provisions of the Indenture, this Agreement or otherwise, in respect of any Collateral,

(ii)                                  in the case of Collateral constituting Intellectual Property, any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with)

(A)                     past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License,

(B)                       past, present or future infringement or dilution of, or any unfair competition with, any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor,

(C)                       past, present or future breach of any License and

(D)                      past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and

(iii)                               any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Real Property” means, with respect to any Person, all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

“Receivables”                    shall mean all Accounts, all Payment Intangibles, all Instruments, all Chattel Paper and all Letter-of-Credit Rights.

“Secured Parties” shall mean

(i)                                     the Collateral Agent and any co-agents or sub-agents;

(ii)                                  the Trustee and any co-agents or sub-agents;

(iii)                               the Holders;

(iv)                              the beneficiaries of each indemnification obligation undertaken by any Grantor under any Note Document, and

(v)                                    the successors and assigns of each of the foregoing.

“Securities Act” shall have the meaning given that term in Section 6.01(c) of this Agreement.

“Securities Account” shall have the meaning given that term in the UCC.

“Securities Intermediary” shall have the meaning given that term in the UCC.

“Security” shall have the meaning given that term in the UCC.

“Security Interest” shall have the meaning given that term in Section 2.0I.

“Settlements” shall mean all right, title and interest of a Grantor in, to and under any settlement agreement or other agreement executed in settlement or compromise of any Claim, including all rights to enforce such agreements and all payments thereunder or arising in connection therewith.

“Software” shall have the meaning given that term in the UCC.

“Supporting Obligation” shall have the meaning given that term in the UCC and shall also refer to a Letter-of-Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.

“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks”                   shall mean all of the following now owned or hereafter arising, used, acquired or owned by any Grantor:

(i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, certification marks, collective marks, brand names, trademark rights arising out of domain names, and other identifiers of source or goodwill, along with all prints and labels on which any of the foregoing have appeared or appear, package and other designs, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof; and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United ‘States Patent and Trademark Office, any State of the

United States, or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule IV,

(ii)                                  all goodwill associated therewith or symbolized thereby

(iii)                               all claims for, and rights to sue for, past, present or future infringements, dilution, or unfair competition with any of the foregoing,

(iv)                              all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past, present or future infringements, dilution or unfair competition with any of the foregoing and payments and damages under all Trademark Licenses in connection therewith and

(v)                                 all other assets, rights and interests that uniquely reflect or embody such goodwill.

Section 1.03                                Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Indenture shall be applicable to this Agreement.

ARTICLE II
SECURITY INTEREST

Section 2.01 Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under the Collateral (the “Security Interest”). Without limiting the foregoing, each Grantor hereby designates the Collateral Agent as such Grantor’s true and lawful attorney, exercisable by the Collateral Agent or its nominee or custodian whether or not an Event of Default exists, with full power of substitution, at the Collateral Agent’s option, to file one or more Financing Statements, continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) or other documents as it determines reasonably necessary for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor (each Grantor hereby appointing the Collateral Agent as such Person’s attorney to sign such Person’s name to any such instrument or document, whether or not an Event of Default exists), and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party. Any such Financing Statement may indicate the Collateral as “all assets of the Grantor”, “all personal property of the debtor” or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC.

Section 2.02 No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

ARTICLE III
REPRESENTATIONSAND WARRANTIES

The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

Section 3.01 Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained except where the failure to obtain such consent or approval, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect on the ability of any Grantor to perform any of its obligations under the Note Documents, the rights of or benefits available to the Collateral Agent and the Secured Parties under any Note Document or the Collateral as a whole.

Section 3.02 Filings.(a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects. Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent or its nominee or custodian for filing in each central-filing office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the security interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent or its nominee or custodian (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or re-registration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

(b) Fully executed security agreements in the forms of Exhibits C or D hereto (as applicable) and containing a description of all Collateral consisting of Intellectual Property registered with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, have been delivered to the Collateral Agent or its nominee or custodian for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and otherwise as may be reasonably required pursuant to the laws of any other reasonably necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected Security Interest in favor of the Collateral Agent or its nominee or custodian (for its own benefit and the benefit of the other Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States Patent and Trademark Office or United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

Section 3.03 Validity of Security Interest. The Security Interest constitutes:

(a)                                  a legal and valid Lien (prior and superior in right and interest to any other Person other than with respect to Permitted Liens) in all the Collateral securing the payment and performance of the Obligations;

(b)                                 subject to the filings described in Section 3.02 above, a perfected Lien (prior and superior in right and interest to any other Person other than with respect to Permitted Liens) in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States(or any political subdivision thereot) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable Law in such jurisdictions;

(c)                                    with respect to:

(i)                                Blocked Accounts or Deposit Accounts, upon delivery of a Blocked Account Agreement with respect to a Blocked Account or a DACA with respect to a Deposit Account, a perfected Lien (prior and superior in right and interest to any other Person other than with respect to Permitted Liens)in such Blocked Account or Deposit Account, as applicable;

(ii)                             Electronic Chattel Paper, upon compliance by the relevant Grantor with Section4.16  hereof, a perfected Lien (prior and superior in right and interest to any other Person other than with respect to Permitted Liens)in all Electronic Chattel Paper;

(iii)                          Investment Property, a perfected Lien (prior and superior in right and interest to any other Person other than with respect to Permitted Liens)in all Investment Property to the extent that perfection can be accomplished by compliance with the terms of Section9-106 of the UCC; and

(iv)                         Letter-of-Credit Rights, upon delivery of a control agreement as provided in Section 4.16(d) hereof, a perfected Lien (prior and superior in right and interest to any other Person other than with respect to Permitted Liens)in all Letter-of-Credit Rights; and

(d) a perfected Lien (prior and superior in right and interest to any other Person other than with respect to Permitted Liens)in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C.§ 261, 15 U.S.C.§ 1060 or 17 U.S.C.§ 205.

Section 3.04                                     Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section4.10 of the Indenture (including, without limitation, Liens granted in the ABL Collateral in favor of the ABL Collateral Agent pursuant to the ABL Loan Documents).The Grantors have not (i) filed or consented to the filing of (A) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (B) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (C) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect or (ii) entered into any agreement in which any Grantor grants Control over any Collateral, except, in each case, with respect to Liens expressly permitted pursuant to Section4.10 of the Indenture(including, without limitation, Liens granted in the ABL Collateral in favor of the ABL Collateral Agent pursuant to the ABL Loan Documents).

Section 3.05                              (Reserved]

Section 3.06                              Claims. As of the date hereof, none of the Collateral consists of a Claim with respect to which any Grantor is a party to any judicial action or arbitration proceeding having a value in excess of $1,000,000,except as set forth on Schedule V hereto.

Section 3.07 Instruments and Chattel Paper. As of the date hereof, no amounts payable under or in connection with any of the Collateral are evidenced by any Instrument or Chattel Paper with an individual face value in excess of $500,000 (or, with respect to all such Instruments or Chattel Paper, an aggregate face value in excess of $1,000,000), other than such Instruments and Chattel Paper listed in Schedule VI hereto.

Section 3.08 Securities Accounts and Commodity Accounts. As of the date hereof, no Grantor has any Securities Accounts or Commodity Accounts other than those listed in Schedule VII hereto.

Section 3.09 Electronic Chattel Paper and Transferable Records. As of the date hereof, no amount under or in connection with any of the Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act, as in effect in any relevant jurisdiction)with an individual face value in excess of $500,000 (or, with respect to all such Electronic Chattel Paper or transferable records, an aggregate face value in excess of $1,000,000), other than such Electronic Chattel Paper and transferable records listed in Schedule VIII hereto.

Section 3.10 Fair Labor Standards Act. All of such Grantor’s Inventory has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended from time to time, or any successor statute, and regulations promulgated thereunder.

ARTICLE IV
COVENANTS

Section 4.01                                                                       Change of  Name; Location of Collateral; Records; Place of Business.

(a)                                  Each Grantor agrees to furnish to the Collateral Agent at least fifteen (15) days (or such shorter period of time as may be agreed to by the Collateral Agent) prior written notice of any change (i) in its corporate, limited liability company or partnership name, (ii) in the location of its chief executive office or its principal place of business (including the establishment of any such new office or facility), (iii) in its organizational structure or (iv) in its Federal Taxpayer Identification Number or state organizational number. Each Grantor agrees not to effect or permit any change referred to above in this Section 4.01 unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected Lien (prior and superior in right and interest to any other Person other than with respect to Permitted Liens) in all the Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

(b)                                 Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

Section 4.02                         Periodic Certification. Each year, at the time of delivery (or filings with the Commission) of annual financial statements with respect to the preceding fiscal year pursuant to

Section 4.1 9(a)(1) of the Indenture, the Company shall deliver to the Collateral Agent a certificate executed by a Financial Officer and the chief legal officer of the Company (i) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.02 and (ii) certifying that (A) all Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause  (i) above and with the United States Patent and Trademark Office or the United States Copyright Office to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period) and (B) valid Blocked Account Agreements and/or DACAs are in effect with respect to all Blocked Accounts and each Deposit Account of any Grantor as to which the ABL Collateral Agent (or its agent) has Control as of such date, or if ABL Cash Management Requirements are not in effect, all Deposit Accounts (other than De Minimis Deposit Accounts).Each certificate delivered pursuant to this Section 4.02 shall identify in the format of Schedule I, II, III, or IV, as applicable, all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

Section 4.03 Protection of Security Interest. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral against any Lien not expressly permitted pursuant to Section 4.10 of the Indenture and the priority thereof as a Lien (prior and superior in right and interest to any other Person other than with respect to Permitted Liens).

Section 4.04 Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further documents, Financing Statements, agreements and instruments and take all such further actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby or the validity or priority of such Security Interest, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any Financing Statements or other documents in connection herewith or therewith. Notwithstanding anything to the contrary, each Grantor shall not be required to (nor shall the Collateral Agent) mark or otherwise notate certificates of title relating to motor vehicles to indicate the Lien in favor of the Collateral Agent except to the extent that the ABL Collateral Agent proceeds to mark or otherwise notate certificates of title relating to motor vehicles to indicate the Lien in favor of the ABL Collateral Agent. Without limiting the foregoing, each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further documents, Financing Statements, agreements and instruments and take all such further actions as the Collateral Agent may from time to time reasonably request to perfect the Collateral Agent’s Security Interest in all Collateral and the Proceeds therefrom (including causing the Collateral Agent to have Control of any such Collateral to the extent required under the Indenture or this Agreement and to the extent perfection in such Collateral can be accomplished by Control). Upon the occurrence and during the continuance of an Event of Default, if any amount payable by parties other than the Grantors under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument, duly endorsed, shall be immediately pledged and delivered to the Collateral Agent.

Without limiting the generality of the foregoing, each Grantor hereby shall, and authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule I, II, III, or IV, or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks or to correct any inaccuracy of any information contained in such Schedules. Each Grantor agrees that it will use commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

Section 4.05 Inspection and Verification. The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors’ own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors’ affairs with the officers of the Grantors and their independent accountants and, only upon the occurrence and during the continuance of a Default, to verify Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall, upon the occurrence and during the continuance of a Default, have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

Section 4.06 Taxes; Encumbrances. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 4.10 of the Indenture (or after the occurrence and during the continuation of an Event of Default, whether or not permitted pursuant to Section 4.10 of the Indenture), and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Indenture or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense reasonably incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Note Documents.

Section 4.07 Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent has requested the filing of such assignment, such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

Section 4.08 Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance; provided that such indemnity shall not, as to the Collateral Agent or any of the Secured Parties, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final judgment to have resulted from the gross negligence or willful misconduct of such party.

Section 4.09          Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an abandonment, assignment, pledge, transfer or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Sections 4.09, 4.10, 10.03, 10.04 or 11.03 of the Indenture, in each case subject to the following sentence. Unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing),the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Indenture or any other Note Document.

Section 4.10 Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any of the Receivables, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

Section 4.11 Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to its property in accordance with Section 4.23 of the Indenture. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact)for the purpose, during the continuance of any Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems commercially reasonable. All sums disbursed by the Collateral Agent in connection with this Section 4.11, including reasonable attorneys’ fees, court costs, expenses and other reasonable charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

Section 4.12             Legend. To the extent that the Collateral Agent may reasonably request, in order to perfect the Security Interest or to enable the Collateral Agent to exercise its rights and remedies hereunder, each Grantor shall legend, in form and manner satisfactory to the Collateral Agent, its Accounts Receivable and its Books and Records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

Section 4.13 Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, and will use commercially reasonable efforts not to permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

(b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use other than such claims contested in good faith by such Grantor in appropriate proceedings in the proper forums, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable Law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

(c)           Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its rights under applicable copyright laws.

(d)           Each Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or the United States Copyright Office or any court) regarding such Grantor’s ownership of any material Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

(e)           In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes to the extent that such Grantor fails to promptly do so, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(f)            Each Grantor will take all necessary steps that are consistent with customary practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g)           In the event that any Grantor has reason to believe that any Collateral consisting of Intellectual Property material to the conduct of any Grantor’s business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

(h)           Upon and during the continuance of an Event of Default, upon the Collateral Agent’s written request, each Grantor shall use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to

effect the assignment of all of such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee and such Grantor shall provide immediate written notice to the Collateral Agent upon failure to obtain any such consent or approval.

(i) Each Grantor will use commercially reasonable efforts so as not to permit the inclusion of any provisions that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests therein in any license, contract or agreement governing or relating to any Trademarks, Patents or Copyrights or Equity Interests in joint ventures obtained after the date hereof.

Section 4.14 Warehouse Receipts. Each Grantor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be “negotiable” (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant Law).

Section 4.15 Claims. If any Grantor shall at any time hold or acquire a Claim with respect to which any Grantor is a party to any judicial action or arbitration proceeding having a value in excess of $1,000,000, such Grantor shall promptly (but, in any event, within thirty (30) Business Days) notify the Collateral Agent in writing of the details thereof, and update Schedule V and the Grantors shall take such other actions as the Collateral Agent shall reasonably request in order to grant to the Collateral Agent, for the ratable benefit of the Credit Parties, a perfected security interest therein and in the Proceeds thereof.

Section 4.16 Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s Security Interest in the Collateral, each Grantor covenants and agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Collateral:

(a)           No Grantor shall hereafter establish and maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary (excluding for purposes of this Section 4.16 money market accounts created by a Grantor in the ordinary course of business for the purpose of funding temporary investments of cash used in the day-to-day of operations of such Grantor’s business) unless (i) such Securities Intermediary or Commodity Intermediary shall be reasonably acceptable to the Collateral Agent, and (ii) such Securities Intermediary or Commodity Intermediary, as the case may be, and such Grantor shall have duly executed and delivered a control agreement with respect to such Securities Account or Commodity Account, as the case may be. Each Grantor shall accept any security entitlements in trust for the benefit of the Collateral Agent and within two (2) Business Days of actual receipt thereof, deposit any and all security entitlements (excluding Investment Property in money market accounts created by a Grantor in the ordinary course of business for the purpose of funding temporary investments of cash used in the day-to-day of operations of such Grantor’s business) received by it into a Securities Account subject to the Collateral Agent’s Control. The provisions of this Section 4.1 6(a ) shall not apply to any financial assets credited to a Securities Account for which the Collateral Agent or its nominee or custodian is the Securities Intermediary. No Grantor shall grant Control over any Investment Property that constitutes Collateral to any person other than the ABL Collateral Agent or the Collateral Agent.

(b)           As between the Collateral Agent and the Grantors, the Grantors shall bear the investment risk with respect to the Investment Property and Securities, and the risk of loss of, damage to, or the destruction of, the Investment Property and Securities, whether in the possession of, or maintained as a security entitlement or deposit by, or subject to the Control of, the Collateral Agent, a Securities Intermediary, a Commodity Intermediary, any Grantor or any other Person.

(c)           If any amount payable under or in connection with any of the Collateral shall become evidenced by any Electronic Chattel Paper or any transferable record with an individual face value in excess of $500,000 (or, with respect to all such Electronic Chattel Paper or transferable records, an aggregate face value in excess of $1,000,000),other than such Electronic Chattel Paper and transferable records listed in Schedule VIII hereto, upon and during the continuance of an Event of Default, the Grantor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Collateral Agent thereof and shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent Control of such Electronic Chattel Paper under Section 9-105 of the UCC or control under Section 20I of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction, of such transferable record.

(d)           If any Grantor is at any time a beneficiary under a Letter of Credit now or hereafter issued having a face value in an amount in excess of $500,000 (or with respect to all such Letters of Credit, having an aggregate face value in an amount in excess of $1,000,000), upon and during the continuance of an Event of Default, such Grantor shall promptly notify the Collateral Agent thereof and such Grantor shall, at the request of the Collateral Agent, use commercially reasonable efforts to enter into an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arranging for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit and to cause the proceeds of any drawing under such Letter of Credit to be paid directly to the Collateral Agent, or (ii) arranging for the Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be paid directly to the Collateral Agent and applied as provided in the Indenture.

(e) (i) If and so long as any ABL Credit Agreement is in effect and contains the provisions in Section 5.14 of the existing ABL Credit Agreement or other analogous provisions with respect to cash management (“ABL Cash Management Requirements”),each Grantor agrees to enter into and maintain in effect a Blocked Account Agreement substantially in the form attached as Exhibit M to the ABL Credit Agreement (or in such other form reasonably acceptable to the Collateral Agent) with the banks with which such Grantor maintains accounts into which the DDAs (as defined in the ABL Credit Agreement) are concentrated (collectively, the “Blocked Accounts”) within the time period prescribed by the ABL Credit Agreement; provided, however, that the obligations of the Company and each Grantor with respect to such Deposit Accounts at JPMorgan Bank, N.A. and Bank of America, N.A. at the Issue Date shall be governed by the next sentence. With respect to each Deposit Account of any Grantor as to which the ABL Collateral Agent (or its agent) has Control as of the Issue Date, the Grantors shall use commercially reasonable best efforts to enter into a DACA by December 31,2009and if a DACA with respect to any such Deposit Account as to which the ABL Collateral Agent has Control is not entered into and in effect by December 31,2009, to close such Deposit Account. After December 31,2009, and if and so long as ABL Cash Management Requirements are in effect, no Grantor shall establish or maintain any Deposit Account as to which the ABL Collateral Agent has Control unless a DACA with respect to such Deposit Account has been entered into and is in effect.

(ii) If ABL Cash Management Requirements are not in effect, (A) each Grantor agrees to enter and maintain in effect into a Blocked Account Agreement or a DACA with the banks with which such Grantor maintains any Deposit Account and covering such Deposit Accounts; provided, that, no Grantor shall be required to execute and deliver a Blocked Account Agreement or a DACA for, or grant the Collateral Agent control over, any Deposit Account the daily balance of which, when added to the daily balance of each other Deposit Accounts with respect to which a Blocked Account Agreement or a DACA has not been executed and delivered in accordance with this Section 4.16, is in the aggregate for all such Deposit Accounts less than the De Minimis Deposit Amount (each such Deposit Account, a “De Minimis Deposit Account”),(B)  each Grantor shall further execute and deliver such other agreements and documents as the Collateral Agent may reasonably require to grant the Collateral Agent Control over all Deposit Accounts (other than De Minimis Deposit Accounts) and (C) no Grantor shall establish any Deposit Account, unless the applicable Grantor has complied in full with the provisions of this Section 4.l6(e)(ii) with respect to such Deposit Account (except to the extent such Deposit Account is a De Minimis Deposit Account). “De Minimis Deposit Amount” means an amount equal to the highest five (5) Business Day moving average during the last full fiscal quarter during which ABL Cash Management Requirements were in effect of the aggregate amount held at the end of each Business Day in Deposit Accounts of the Company and the other Grantors that were not Blocked Accounts.

Section 4.17 Joinder of Additional Grantors. Upon the formation or acquisition of any new direct or indirect Subsidiary of the Company that is required to be a Guarantor pursuant to Section 4.17 of the Indenture, then the Grantors shall, at the Grantors’ expense, cause such Subsidiary to execute and deliver to the Collateral Agent an Accession Agreement and to comply with the requirements of Section 4.17 of the Indenture, within the time periods specified therein, and, upon such execution and delivery, such Subsidiary shall constitute a “Grantor” for all purposes hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such Accession Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

ARTICLE V
COLLECTIONS

Section 5.01        Accounts.(a) If and so long as any ABL Credit Agreement is in effect and contains ABL Cash Management Requirements, each Grantor agrees as follows.

(i)              From and after the Issue Date, each Grantor agrees to deposit all Daily Receipts into the DDAs (as defined in the ABL Credit Agreement) on a daily basis.

(ii)            From and after the Issue Date, the Grantors agree to transfer, or cause to be transferred, all Cash Receipts (as defined in the ABL Credit Agreement)on deposit in any DDA (except, such amounts necessary (i) for the payment of routine bank service fees and (ii) to reconcile deposit balances) to a Blocked Account. Such transfers shall occur no less than three (3) times a week.

(iii)          Except upon the occurrence and during the continuance of an Event of Default, the Company may instruct each bank or other financial institution at which the Grantors maintain a Blocked Account (each, a “Blocked Account Bank”) as to the application of any Cash Receipts contained in any Blocked Account if and so long as such application and use does not violate, or result in a Default under, the Indenture and the other Note Documents.

(iv)          Upon the occurrence and during the continuance of an Event of Default, the Company may continue to instruct each Blocked Account Bank as to the application of any Cash Receipts until and unless the Collateral Agent or its agent (including the ABL Collateral Agent), nominee or custodian shall notify the Company and the Grantors with respect to each Blocked Account that such account shall be closed and/or under the exclusive dominion and control of the Collateral Agent or its agent (including the ABL Collateral Agent), nominee or

Custodian with funds therein held subject to the rights of the Collateral Agent hereunder and under the other Note Documents. During the continuance of an Event of Default and upon and after such notice, no Grantor shall have any right or power to withdraw any funds from any Blocked Account without the prior written consent of the Collateral Agent or its agent(including the ABL Collateral Agent), nominee or custodian.

(v)           All taxes payable on the income of the cash and cash equivalents upon any disposition there of shall be paid by Grantors and the Collateral Agent shall have no obligations with respect thereto.

(vi)          In the event that a Grantor directly receives any remittances on Receivables, notwithstanding the arrangements for payment directly into the Blocked Accounts pursuant to Section5.02, such remittances shall be held for the benefit of the Collateral Agent and the Secured Parties and shall be segregated from other funds of such Grantor, subject to the Security Interest granted hereby, and such Grantor shall cause such remittances and payments to be deposited into a Blocked Account as soon as practicable after such Grantor’s receipt thereof. After the occurrence of an Event of Default, upon the notice by the Collateral Agent or its agent (including the ABL Collateral Agent), nominee or custodian to the Grantors, such remittances and payments shall be deposited into the Agent’s Account as soon as practicable after such Grantor’s receipt there of.

(vii) All payments by any Grantor into any Blocked Account or the Agent’s Account pursuant to this Section5.01  or Section5.02, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, shall be deposited in the relevant Blocked Account or Agent’s Account in precisely the form in which received (but with any endorsements of such Grantor necessary for depositor collection), and until they are so deposited such payments shall be held in trust by such Grantor for the benefit of the Collateral Agent subject to the Security Interest granted hereby.

(b) If ABL Cash Management Requirements are not in effect, each Grantor shall deposit all Daily Receipt son a daily basis, and shall instruct all Account Debtors to make payment, into a Deposit Account subject to a Blocked Account Agreement or a DACA (or if and to the extent permitted by Section4.16(e)(ii)of this Agreement into a De Minimis Deposit Account), and all amounts received by the Grantors in respect of any Account, in addition to all other cash received from any other source, shall upon receipt of such amount or cash be deposited on a daily basis in a Deposit Account subject to a Blocked Account Agreement or a DACA (or if and to the extent permitted by Section4.16(e)(ii)of this Agreement into a De Minimis Deposit Account).

Section 5.02              Collections. (a) If and so long as any ABL Credit Agreement is in effect and contains ABL Cash Management Requirements, each Grantor agrees as follows.

(i)           Each Grantor shall at all times operate its cash management system in accordance with the provisions of Section5.14 of the ABL Credit Agreement or other analogous provisions with respect to cash management in any other ABL Credit Agreement, including, without limitation, upon the occurrence and during the continuance of an Event of Default and upon notice from the Collateral Agent, causing the transfer on each Business Day of all Cash Receipts into the Agent’s Account.

(ii)           Without the prior written consent of the Collateral Agent, no Grantor shall modify or amend the instructions pursuant to any Blocked Account Agreement or notification required by Section5.14 of the ABL Credit Agreement or other analogous provisions with respect to cash management in any other ABL Credit Agreement. Each Grantor agrees that with respect to Account Debtors and every other Person required to receive a notification identified in the preceding sentence, it shall have instructed each such Account Debtor or other Person to make all such payments to a Blocked Account established by it (or upon the occurrence and during the continuance of an Event of Default and upon the notice by the Collateral Agent or its agent (including the ABL Collateral Agent), nominee or custodian, the Agent’s Account). Each Grantor shall use commercially reasonable efforts to cause each Account Debtor and every other Person identified in the preceding sentence to make all payments with respect to the Receivables or other Collateral directly to such Blocked Account (or upon the occurrence and during the continuance of an Event of Default and upon the notice by the Collateral Agent or its agent (including the ABL Collateral Agent),nominee or custodian, the Agent’s Account).

(Hi) Without the prior written consent of the Collateral Agent, no Grantor shall change the general instructions given to Account Debtors in respect of payment on Receivables to be deposited in a Blocked Account or the Agent’s Account. Each Grantor shall, and the Collateral Agent hereby authorizes each Grantor to, enforce and collect all amounts owing on the Inventory and Receivables, for the benefit and on behalf of the Collateral Agent and the other Secured Parties; provided, however, that such privilege may at the option of the Collateral Agent be terminated upon the occurrence and during the continuance of any Event of Default upon notice to the Grantors.

(b) If ABL Cash Management Requirements are not in effect, each Grantor shall at all times comply with the provisions of the Blocked Account Agreements or DACAs entered into, or required to be entered into, pursuant to Section 4.1 6(e)(ii), which will include, without limitation, the requirement that the Grantors shall, upon the occurrence and during the continuance of an Event of Default and upon notice from the Collateral Agent, cause the transfer on each Business Day of all available cash balances and cash receipts into the Agent’s Account. So long as no Event of Default has occurred and is continuing, the Grantors may direct the manner of disposition of funds in the Deposit Accounts subject to Blocked Account Agreements or DACAs and compliance with the Indenture, this Security Agreement and the other Note Documents. Without the prior written consent of the Collateral Agent, no Grantor shall modify or amend the instructions pursuant to any Blocked Account Agreement.

Section 5.03 Power of Attorney. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor’s name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, (i) at any time, whether or not a Default or Event of Default has occurred, to take actions required to be taken by the Grantors under Section 2.01 of this Agreement,(H) upon the occurrence and during the continuance of an Event of Default,(A) to take actions required to be taken by the Grantors under Section 5.01 of this Agreement, (B) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof;(C) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (D) to sign the name of any Grantor on any invoices, schedules of Collateral, freight or express receipts, or bills of lading storage receipts, warehouse receipts or other documents of title relating to any of the Collateral; (E) to sign the name of any Grantor on any notice to the Grantor’s Account Debtors (including licensees under any license agreements);(F) to sign the name of any Grantor on any proof of claim in bankruptcy against Account Debtors (including licensees under any license agreements);(G) to sign change of address forms to change the address to which any Grantor’s mail is to be sent to such address as the Collateral Agent shall designate;(H) to receive and open any Grantor’s mail, remove any Proceeds of Collateral therefrom and turn over the balance of such mail either to such Grantor or to any trustee in bankruptcy or receiver of such Grantor, or other legal representative of such Grantor whom the Collateral Agent determines to be the appropriate person to whom to so turn over such mail; (I) to send verifications of Receivables to any Account Debtor; (J) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (K) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (L) to repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Grantor; (M) to use, license or transfer any or all General Intangibles of any Grantor; and (N) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes and (iii) upon the occurrence of an Event of Default, to notify or to require any Grantor to notify Account Debtors to make payment directly to the Collateral Agent (or its nominee or custodian); provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party other than arising out of the gross negligence or willful misconduct of the Collateral Agent or any such Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Note Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Note Document, by law or otherwise.

ARTICLE VI
REMEDIES

Section 6.01 Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) or other applicable Law. The rights and remedies of the Collateral Agent shall include, without limitation, the right to take any or all of the following actions at the same or different times:

(a)           With respect to any Collateral consisting of Accounts, General Intangibles (including Payment Intangibles), Letter-of-Credit Rights, Instruments, Chattel Paper, Documents, and Investment Property, the Collateral Agent may collect the Collateral with or without the taking of possession of any of the Collateral.

(b)           With respect to any Collateral consisting of Accounts, the Collateral Agent may: (i) demand, collect and receive any amounts relating thereto, as the Collateral Agent may determine; (ii) commence and prosecute any actions in any court for the purposes of collecting any such Receivables and enforcing any other rights in respect thereof;(iii) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Collateral Agent may reasonably deem appropriate; (iv) without limiting the Collateral Agent’s rights set forth in Section 5.03 hereof, receive, open and dispose of mail addressed to any Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Receivables or securing or relating to such Receivables, on behalf of and in the name of such Grantor; and (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Receivables or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent was the absolute owner thereof for all purposes.

(c) With respect to any Collateral consisting of Investment Property, the Collateral Agent may: (i) exercise all rights of any Grantor with respect thereto, including without limitation, the right to exercise all voting and corporate rights at any meeting of the shareholders of the issuer of any Investment Property and to exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Investment Property as if the Collateral Agent was the absolute owner thereof, including the right to exchange, at its discretion, any and all of any Investment Property upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, all without liability; (ii) transfer such Collateral at any time to itself, or to its nominee, and receive the income thereon and hold the same as Collateral hereunder or apply it to the Obligations; and demand, sue for, collect or make any compromise or settlement it deems desirable. The Grantors recognize that (i) the Collateral Agent may be unable to effect a public sale of all or a part of the Investment Property by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. §77, (as amended and in effect, the “Securities Act”) or the Securities laws of various states (the “Blue Sky Laws”),but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Investment Property for their own account, for investment and not with a view to the distribution or resale thereof, (ii) that private sales so made may be at prices and upon other terms less favorable to the seller than if the Investment Property were sold at public sales, (iii) that neither the Collateral Agent nor any other Secured Party has any obligation to delay sale of any of the Investment Property for the period of time necessary to permit the Investment Property to be registered for public sale under the Securities Act or the Blue Sky Laws, and that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. Notwithstanding anything herein to the contrary, no Grantor shall be required to register, or cause the registration of, any Investment Property under the Securities Act or any Blue Sky Laws.

(d) With respect to any Collateral consisting of Inventory, Goods, and Equipment, the Collateral Agent may conduct one or more going out of business sales, in the Collateral Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor. The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein. Each purchaser at any such going out of business sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor.

(e) With or without legal process and with or without prior notice or demand for performance, the Collateral Agent may enter upon, occupy, and use any premises owned or occupied by each Grantor, and may exclude the Grantors from such premises or portion thereof as may have been so entered upon, occupied, or used by the Collateral Agent. The Collateral Agent shall not be required to remove any of the Collateral from any such premises upon the Collateral Agent’s taking possession thereof, and may render any Collateral unusable to the Grantors. In no event shall the Collateral Agent be liable to any Grantor for use or occupancy by the Collateral Agent of any premises pursuant to this Section 6.01, nor for any charge (such as wages for the Grantors’ employees and utilities) incurred in connection with the Collateral Agent’s exercise of the Collateral Agent’s rights and remedies hereunder, other than for direct or actual damages resulting from the gross negligence, bad faith or willful misconduct of the Collateral Agent as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(f)            The Collateral Agent may require any Grantor to assemble the Collateral and make it available to the Collateral Agent at the Grantor’s sole risk and expense at a place or places which are reasonably convenient to both the Collateral Agent and such Grantor.

(g)           Each Grantor agrees that the Collateral Agent shall have the right, subject to applicable Law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor.

(h)           Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Collateral Agent shall provide the Grantors such advance notice as may be practicable under the circumstances), the Collateral Agent shall give the Grantors 10 days’ prior written notice, by authenticated record, of the time and place of any proposed sale. Any such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a private sale, state the day after which such sale may be consummated, (iii) contain the information specified in Section 9-6 13 of the UCC, (iv) be authenticated and (v) be sent to the parties required to be notified pursuant to Section 9-611(c) of the UCC; provided that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC. Each Grantor agrees that such written notice shall satisfy all requirements for notice to that Grantor which are imposed under the UCC or other applicable Law with respect to the exercise of the Collateral Agent’s rights and remedies hereunder upon default. The Collateral Agent shall not be obligated to make any sale or other disposition of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale or other disposition of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

(i)            Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any sale or other disposition, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. If any of the Collateral is sold, leased, or otherwise disposed of by the Collateral Agent on credit, the Obligations shall not be deemed to have been reduced as a result thereof unless and until payment in full is received thereon by the Collateral Agent. In the event that the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and, subject to the terms of the Intercreditor Agreement, apply the proceeds from such resale in accordance with the terms of Section 6.02 of this Agreement.

(j) At any public (or, to the extent permitted by applicable Law, private) sale made pursuant to this Section 6.01, the Collateral Agent or any other Seemed Party may bid for or purchase, free (to the extent permitted by applicable Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor, the Collateral or any part thereof offered for sale and may make payment on

Account thereof by using any claim then due and payable to the Collateral Agent or such other Secured Party from any Grantor on account of the Obligations as a credit against the purchase price, and the Collateral Agent or such other Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.

(k) For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof. The Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion Thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.

(I) As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suitor suits at law or in equity to foreclose upon the Collateral and to sell he Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

(m)            To the extent permitted by applicable Law, each Grantor hereby waives all rights of demand, redemption, stay, valuation and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

Section 6.02 Application of Proceeds. Subject to the terms of the Intercreditor Agreement, after the occurrence and during the continuance of an Event of Default, the Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, in accordance with the provisions of Section6.10 of the Indenture. The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent(including pursuant to a power of sale granted by statute or under a judicial proceeding),the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

Section 6.03 Grant of License to Use Intellectual Property and Other Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article, effective upon the occurrence of an Event of Default and during the continuance thereof, each Grantor hereby grants to the Collateral Agent(and its agents and contractors)(i) an irrevocable, non-exclusive license(exercisable without payment of royalty or other compensation to the Grantors)to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (ii) the right to utilize(exercisable without any compensation to the Grantors) all other property and assets of the Grantors(including, without limitation, furniture, fixtures and equipment)to the extent necessary or appropriate to sell, lease or otherwise dispose of any of the Collateral and to the extent such right can be granted by the Grantors without the consent of any third party. The foregoing rights may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-licenseor other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

ARTICLE VII

MISCELLANEOUS

Section 7.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 13.02 of the Indenture.

Section 7.02 Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Indenture, any other Note Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Note Document or any other agreement or instrument, (iii) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, (iv) the existence of any claim, set-off or other right which any Grantor may have at any time against any other Grantor, the Collateral Agent, any other Secured Party, or any other Person, whether in connection herewith or any unrelated transaction; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim or (v) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

Section 7.03 Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Holders or other Secured Parties and shall survive the issuance of the Notes, regardless of any investigation made by any of the Holders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

Section 7.04 Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Indenture. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 7.05 Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

Section 7.06 Collateral Agent’s Fees and Expenses; Indemnification.(a) Without limitation of its indemnification obligations under the other Note Documents, each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Collateral Agent),(ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

(b)           Without limitation of its indemnification obligations under the other Note Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent, its partners, directors, officers, employees, agents and advisors (each an “Indemnitee”) against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, asserted against or reasonably incurred by any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c)           Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Note Document, the consummation of the transactions contemplated hereby, the repayment of any of the Notes, the invalidity or unenforceability of any term or provision of this Agreement or any other Note Document, or any investigation made by or on behalf of the Collateral Agent or any Holder. All amounts due under this Section 7.06 shall be payable on written demand therefor.

Section 7.07 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

Section 7.08 Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Trustee, the Holders and the other Secured Parties under the other Note Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Note Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Article IX of the Indenture.

Section 7.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT,ANY OTHER NOTE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.10 Severability. In the event anyone or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7.12 Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 7.13 Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Note Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Note Document shall affect any right that, the Collateral Agent, the Trustee, any Holder or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Note Document against any of the Grantors or their respective properties in the courts of any jurisdiction.

(b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Note Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section7.14 Termination.(a) This Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full in accordance with the terms and conditions of the Indenture (other than contingent indemnification obligations with respect to then unasserted claims which, pursuant to the terms of this Agreement or the other Note Documents survive the termination of this Agreement or the other Note Documents), at which time the Collateral Agent shall promptly deliver to the Grantors written authority to terminate, at the Grantors’ request and expense, all Uniform Commercial Code financing statement sand similar documents which the Grantors shall reasonably request to evidence such termination.  Any execution and delivery of termination statements or documents pursuant to this Section7.14 shall be without recourse to or warranty by the Collateral Agent. A Subsidiary that is a Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released in the event that all the capital stock of such Grantor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Company in a transaction permitted by the terms of Section4.09 of the Indenture. Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Indenture and this Agreement to any Person that is nota Grantor the security interest in such Collateral shall be automatically released.

(b) To the extent that a Lien permitted by clauses(ix),(xi),(xii),(xiii),(xvi),(xxiv), (xxvi i)and (xxxii)of the definition of Permitted Liens in the Indenture is granted and the holder of such Lien requests, the Collateral Agent will execute any documents required to demonstrate to such holder that the Lien is a Permitted Lien and any requisite priority thereof, and, to the extent reasonably necessary, take appropriate steps to provide for the release of the Collateral.

Section 7.15 Headings and Recitals. The recitals at the beginning of this Agreement and the headings of the sections and subsections hereof are provided for convenience only and shall not be construed as representations made by any Grantor, and shall not in any way affect the meaning or construction of any provision of this Agreement.

Section 7.16 Intercreditor Terms Prevail. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT HEREUNDER WITH RESPECT TO ABL COLLATERAL ARE, UNTIL DISCHARGE OF ALL ABL Obligators, SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL. THE PARTIES HERETO ACKNOWLEDGE THAT PURSUANTTO THE INTERCREDITOR AGREEMENT, THE ABL COLLATERALAGENT HAS AGREED TO ACT AS AGENT AND

BAILEE FOR THE COLLATERAL AGENT FOR PURPOSES OF PERFECTING THE LIEN OF THE COLLATERAL AGENT IN ALL CONTROL COLLATERAL (AS DEFINED IN THE INTERCREDITOR AGREEMENT).ACCORDINGLY, DELIVERY OR GRANT OF CONTROL OF SUCH COLLATERAL TO THE ABL COLLATERAL AGENT SHALL CONSTITUTE EFFECTIVE DELIVERY TO THE COLLATERAL AGENT FOR PURPOSES OF THIS AGREEMENT.

Section 7.17            Limitation on Duties of Collateral Agent. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Agent will not have any duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Collateral Agent in good faith or by reason of any act or omission such sub-agent or bailee selected by the Collateral Agent pursuant to instructions from the Collateral Agent, except to the extent that such liability arises from the Collateral Agent’s gross negligence, bad faith or willful misconduct. The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Collateral Agent, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Company to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

‘Signature Page to Security Agreement

IN WITNESSWHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

By:	/s/ Christopher McGarry
Name:	Christopher McGarry
Title:	Vice President and Assistant Secretary

ONPOINT, INC. (F/K/A HAMILTONPROPERTY I, INC.) NORTH JERSEY PROPERTIES, INC.VI AAL REALTY CORP.
ADBRETT CORP.
BERGEN STREET PATHMARK, INC. BRIDGE STUART INC.
EAST BRUNSWICK STUART LLC LANCASTER PIKE STUART, LLC MACDADE BOULEVARD STUART, LLC PLAINBRIDGE LLC
SUPERMARKETS OIL COMPANY, INC. UPPER DARBY STUART, LLC
BEST CELLARS INC.
BEST CELLARS MASSACHUSETTS, INC. BEST CELLARS VA INC.
GRAPE FINDS LICENSING CORP.
GRAPE FINDS AT DUPONT, INC. BEST CELLARS DC INC.
BEST CELLARS LICENSING CORP.

By:	/s/ CHRISTOPER MCGARRY
Name:	Christopher McGarry
Title:	President

COMPASSFOODS, INC.
FOOD BASICS, INC.
HOPELAWN PROPERTY I, INC.
KOHL’S FOOD STORES, INC.
THE SOUTH DAKOTA GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
KWIK SAVE INC.
MONTVALE HOLDINGS, INC.
SUPER FRESH FOOD MARKETS, INC.
SUPER FRESH FOOD MARKETSOF MARYLAND, INC. SUPER FRESH/SAV-A-CENTER, INC.

‘SignaturePage to Security Agreement

SUPER MARKET SERVICE CORP.
SUPER PLUS FOOD WAREHOUSE, INC. SUPERMARKET DISTRIBUTION SERVICES, INC. 2008 BROADWAY, INC.
BEV, LTD.
FARMER JACK’S OF OHIO,INC.
SHOPWELL, INC.(DBA FOOD EMPORIUM) CLAY-PARK REALTY CO., INC.
AMSTERDAM TRUCKING CORPORATION (F/K/A DAITCH CRYSTAL DAIRIES, INC.)
DELAWARE COUNTY DAIRIES, INC. GRAMATAN FOODTOWN CORP.
SHOPWELL, INC.(ORG IN CONN)
SHOPWELL, INC.(ORG IN MASS)
SHOPWELL, INC.(NEW JERSEY)
THE FOOD EMPORIUM, INC.(CONN)
THE FOOD EMPORIUM, INC.(DELAWARE) THE FOOD EMPORIUM, INC. (NJ) TRADEWELL FOODS OF CONN., INC. APW SUPERMARKET CORPORATION APW SUPERMARKETS, INC.
WALDBAUM, INC.(DBA WALDBAUM, INC.AND FOOD MART)
LBRO REALTY, INC.
MCLEANAVENUEPLAZA CORP.
SPRINGLANE PRODUCECORP.
THE MEADOWSPLAZA DEVELOPMENTCORP. GREENLAWN LAND DEVELOPMENT CORP.

By:	/s/ Christopher McGarry
Name:	Christopher McGarry
Title:	Vice President and Secretary

S E G STORES, INC.
THE OLD WINE EMPORIUM OF WESTPORT, INC.

By:	/s/ Christopher McGarry
Name:	Christopher McGarry
Title:	Secretary

PATHMARK STORES, INC.

By:	/s/ Christopher McGarry
Name:	Christopher McGarry
Title:	Senior Vice President and Assistant Secretary

‘SignaturePage to Security Agreement

BORMAN’S, INC. (DBA FARMER JACK)

By:	/s/ Christopher McGarry
Name:	Christopher McGarry
Title:	Vice President and Assistant Secretary

MILIK SERVICE COMPANY, LLC

By Pathmark Stores, Inc., its Manager

By:	/s/ Christopher McGarry
Name:	Christopher McGarry
Title:	Senior Vice President and Assistant Secretary

LO-LO DISCOUNT STORES, INC.

By:	/s/ William Moss
Name:	William Moss
Title:	Vice President and Treasurer

‘Signature Page to Security Agreement

WILMINGTONTRUST COMPANY,
as Collateral Agent

By:	/s/ Michael Oller
	Name:	Michael G. Oller, Jr.
	Title:	Assistant Vice President

‘SignaturePage to Security Agreement

Schedule I - Copyrights

None.

Schedule II- Licenses

None.

Schedule III - Patents

None.

Schedule IV - Trademarks

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

US TRADEMARKS

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

A&P (Design and color)	® 11/6/84	Class 42: Retail Grocery Store Services	1,304,288 (73/454,363)	11/6/2014	Service Mark Certificate of Renewal Issued

A&P (Block Letters)	® 5/6/03	Class 35: Retail Grocery Store Services	2,713,141 (76/390,443)	5/6/2013	Service Mark Filed: 4/03/02

AMAZE AWAY	® 7/18/06	Class 21: Cleaning Tools, namely, Plastic-Based Cleaning Pads	3,118,336 (78/549,806)	7/18/2016	Filed: 1/19/05

AMERICA’S CHOICE	® 11/26/96	Class 29: Frozen Fruits, Vegetables, Shortening, Fish, Soups and Soup Mixes	2,019,444 (74/232,200)	11/26/2016	Filed: 1/20/07: Cert. of Renewal issued
Class 30: Rice, Ice Cream, Spices, Salt, Puddings, Tea, Cookies, Breakfast Cereals, Bread And Other Bakery Products, Namely, Cake

AMERICA’S CHOICE	® 11/01/94	Class 29: Prepared and Processed Fruits and Vegetables, Processed Olives, Ketchup, Mayonnaise, Salad Dressing, Pickles, Tomato Puree, Tomato Paste, Cooking Oil, Vegetable Oils, Cheese	1,861,428 (74/801,783)	10/25/2014	10/25/04: Renewal Filed 11/26/04: Cert. of Renewal issued

AMERICA’S CHOICE	® 10/25/94	Class 30: Honey, Relish, Mustard, Barbecue Sauce, Sugar, Flour, Peanut Butter and Crackers	1,860,494 (74/801,784)	10/25/2014	10/22/04: Renewal Filed 11/27/04: Cert. of Renewal issued

1

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

AMERICA’S CHOICE	® 1/30/01

Class 1:  Rock Salt, Deicing Preparation S For Use On Exterior Surfaces, Namely, Driveways, Sidewalks, Entryways and Windows; Stain Repellents For Clothing, Upholstery and Carpeting; and Artificial Sweeteners

			2,425,385(74/332,876)	1/30/2011	Filed: 11/19/92 § 8 Use Filed: 1/30/07 § 8 Acceptance: 4/4/07
Class 6: Aluminum Foil
Class 16: Paper and Plastic Products, Namely, Stationery and Envelopes; Napkins; Tissues; Paper Towels; Paper Bags; Toilet Paper; Plastic Wrap; Plastic Bags; Freezer Paper; Disposable Diapers

Class 21:  Small Domestic Utensils; Namely, Cooking and Food Molds, Pot And Pan Scrapers, And Spatulas And Whisks; All-Purpose Portable Household Containers, Namely, Baskers, Mugs, Beverage Dispensers, Bottles Sold Empty, Bowls, Buckets, Cookware, Namely, Pots and Pans, Dinner Plates, Cups and Drinking Glasses; Brooms and Dusters, Namely, Cleaning Brushes And Squeegees; Toothbrushes; Cleaning Cloths, Cleaning and Scouring Pads and Steel Wool For Cleaning

Class 25: Hosiery Sold Exclusively In Registrant’s Retail Outlets

Class 29:  Fresh, Frozen and Canned Meats, Fish, Poultry and Game; Imitation Meat and Meat Extracts; Preserved, Dried and Cooked Fruits and Vegetables; Eggs; Milk; Margarine, Yogurt; Frozen Creamers; Sour Cream; Frozen Imitation Eggs; Edible Oils; Fruit Preserves; Pickles; Shelled and Roasted Nuts; Peanut Butter; Potato Chips

Class 30:  Ice Cream and Ice Milk; Cocoa; Rice, Flour, Breakfast Cereal; Bread; Biscuits; Cakes; Pies; Pretzels; Popped Popcorn; Pizza, Pastas, Namely, Spaghetti, Macaroni, Vermicelli, Spaghetti, Fettucine, Ziti and Pasta Shells; Frozen Bagels, Waffles and Pancakes; Frozen Yogurt; Baking Powder and Soda; Coffee; Tea; Sugar; Corn Meal And Corn Starch, Fudge and Frosting Mixes; Marshmallow Cream; Spices; Extracts Used As Flavoring; Meat Tenderizers; Molasses And Pancake Syrup; Hominy Grits; Mustard; Catsup; Relish; Vinegar; Sauces and Gravy Mixes; and Chewing Gum

Class 31: Raw Unprocessed Nuts; Unpopped Popcorn; Fresh Fruits and Vegetables; Seeds; Live Plants and Flowers; and Pet Foods
Class 34: Matches

AMERICA’S CHOICE	® 2/25/86	Class 29: Packaged Frozen Sea Food	1,384,513 (73/514,986)	2/25/2016	Renewal Filed: 2/24/06

2

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

AMERICA’S CHOICE	® 10/18/05	Class 1: Film	3007194 (78/218,486)	10/18/2015	Use due: 10/18/2011

Class 3: Bubble Bath, Baby Powder, Petroleum Jelly, Baby Wipes, Detergent, Fabric Softener, Starch, Toilet Bowl Cleaners, Shave Gel, Cotton Balls, Diswasher Detergent, Clothing Detergent, Cookware Scrubber, Anti-Bacterial Kitchen Cleansers, Drain Opener, Soap Pads, Deodorant, Glass Cleaner, Shower Cleaner, Bleach, Carpet Cleaner, Acrylic Floor Cleaner, Furniture Polish, Hand Sanitizer, Soap, Sanitary Wipes, Shampoo, Hair Conditioner, Oil, After Shave, Skin Lotion, Nail Polish, Sun Block Lotion and Sunscreen, Acne Wash, Aloe Lotion, Hair Detangler, Hair Gel, Nail Polish Remover, Ammonia

Class 4: Lighter Fluid, Charcoal, Fire Logs, Fire Starter Sticks, Candles
Class 5: Room Deodorizer, Gel and Powder Air Freshener
Class 7: Vacuum Cleaner Bags
Class 8: Razors, Plastic Knives, Spoons and Forks
Class 9: Batteries, Disposable Cameras
Class 11: Light Bulbs

Class 16: Plastic Bowls, Plastic Knives, Plastic Forks, Plastic Spoons, Plastic Plates, Plastic Cups, Cloth Wipes, Straws, Vacuum Bags, Coffee Filters, Tape, Writing Paper, Flexible Straws, Cone Filters, Training Pants

Class 20: Drinking Straws and Flexible Drinking Straws
Class 21: Latex Gloves, Chip Clips
Class 28: Toy Vehicles, Namely, Tractor Trailers, Toys, Bubbles

Class 29: Gelatin, Gelatin, Fat-Free Whipped Topping, Evaporated Milk, Instant Dry Milk, Pumpkin Seeds, Popcorn, Macaroni & Cheese, Pasta, Prepared Lasagna Dinner, Butter, Macaroni & Beef, Spaghetti & Meatball, Beef Ravioli, Marshmallow Fluff And Nut Sanwiches; Pre-Packaged Kids’ Meals

Class 30: Granola Bar, Ice Cubes In A Poly Bag, Candy, Gum, Pancakes, Waffles, Frozen Pops, Semi-Sweet Chocolate Chips, Flaked Coconut, Cake Mix, Frosting, Brownie Mix, Corn Muffin Mix, Mints, Trail Mix, Lollipops, Sour Balls, Lemon Drops, Beer Barrel Candies, Gum Drops, Candied Orange Slices, Caramel Cups, Peanut Butter Cups, Fruit Snacks

Class 31: Cat Litter
Class 32: Canned and Bottled Fruit and Vegetable Juices, Grapefruit Juice, Apple Juice, Orange Juice, Frozen Juices

AMERICA’S CHOICE	® 8/09/05	Class 40: Film Processing Services	2,983,134 (78/395,344)	8/9/2015	Service Mark Filed: 4/02/04

3

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

AMERICA’S COFFEE PROVIDER SINCE 1859	® 10/21/08	Class 30: Coffee	3,522,886 (Suppl. Register)	Combined Section 8 & Renewal deadline to be filed during the year commencing 10/21/2017	SUPPLEMENTAL REGISTER: Section 8 deadline to be filed during year commencing 10/21/08

A TASTE OF ELEGANCE	® 10/17/06	Class 43: Catering Services	3,158,364 (78/759,275)	10/17/2016 Use due 10/17/2011 - 10/17/2012

ATHENA	® 7/06/04	Class 8: Razors and Razor Blades	2,861,651 (78/238,300)	7/6/2014	Filed: 4/16/03

AW’SOME O’S	® 12/26/06	Class 30: Bakery desserts; Bakery goods; Bakery products; Bakery products, namely sweet bakery goods	3,189,114 (78/731,611)	12/26/2011	Filed: 10/12/05

B (stylized and/or with design)	® 5/12/98	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	2,156,236 (75/182,649)	5/12/2008	Best Cellars Filed: 10/11/96

BASICS	® 9/14/04	Class 35: Retail Supermarket Services; Retail Pharmacy Services	2,884,450 (78/311,001)	9/14/2014	Service Mark Filed: 10/8/03

BEEF BEYOND BELIEF	® 11/14/06	Class 29: Meat	3,172,122 (78/437,260)	11/14/16 Use due: 11/14/12	ITU Filed: 6/17/04 1/10/05: Settlement Agreement — Quizno’s has agreed to cease and desist using mark.

BEST CELLARS	® 1/23/01	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages and Delicatessen, Bakery, Cqrry-out and Snack Food Items	2,422,415 (75/058,148)	1/23/2011	Best Cellars Filed: 2/15/96

BEYOND THE BEST	® 10/29/02	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	2,643,503 (75/861,646)	10/29/2012	Best Cellars Filed: 12/01/99

4

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

BEYOND THE SHELF	® 12/30/03

Class 35:  Retail store services and online retail ordering services over a global computer information network and retail mail order and catalog ordering services, featuring a wide variety of consumer goods, namely, groceries, personal health and beauty products, non-medicated over-the-counter drugs, baby supplies, pet food and supplies, vitamins and nutritional supplements, housewares, hardware, consumer electronics, educational software, computer games, computer accessories, music CDs, books, videos, toys, office and school supplies and sundry items.

			2,800,401 (78/201,136)	12/30/2013 Use due: 12/30/08 - 12/30/09

BIG	® 4/07/98	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	2,149,859 (Suppl. Register)	4/7/2018	Best Cellars Filed: 10/11/96

BIG	® 1/02/07	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	3,191,120 (78/538,845)	1/2/2017	Best Cellars Filed: 12/28/04

BIG DEALS	® 9/26/95	Class 42: Retail Supermarket Services	1,922,594 (74/176,206)	9/26/2015	Renewal filed: 9/26/05

BRILLIANT BUBBLES	® 1/27/04	Class 28: Toys, namely Bubble-Making Wand and Solution Sets	2,808,673 (78/202,468)	1/27/2014	ITU

Bubble Icon (Design only)	® 5/5/98	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	2,154,639 (75/182,643)	5/5/2018	Best Cellars Filed: 10/11/96

BUILD A CAKE	™ Pending Filed: 2/13/06	Class 40: Custom Cake Decorating Services	(78/813,067)		Publ. Date: 10/17/06 Opposition by Build-A-Bear Retail Management, Inc. CLL responded 4/18/07

CELLAR-TO-GO-GO	® 4/25/06	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	3,085,228 (78/622,476)	4/25/2016	Best Cellars Filed: 5/4/05

5

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

CHEFMARK	™ 9/25/08	Class 42: Purveyance of Foods from a Delicatessen and/or appetizing section of Retail Supermarkets for off premises consumption.	(77/578,894)		Standard Character Mark Date of First Use: 6/00/1974 (taken from PM original logo of CHEFMARK & Design) Applicant: Pathmark Stores, Inc.

Cherry Icon (Design only)	® 7/27/99	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	2,263,938 (75/182,602)	7/27/2009	Best Cellars Filed: 10/11/96

Citrus/Cantaloupes Icon (Design only)	® 7/13/99	Class 33: Wines	2,260,200 (75/182,604)	7/13/2009	Best Cellars Filed: 10/11/96

Cloud Icon (Design only)	® 5/12/98	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	2,156,290 (75/193,043)	5/12/2018	Best Cellars Filed: 10/31/96

Class 35:  Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages, T-Shirts, and Delicatessen, Bakery, Carry-out and Snack Food Items

CONCORDE	® 7/06/04	Class 8: Razors and Razor Blades	2,861,650 (78/238,266)	7/6/2014	Filed: 4/16/03

Crescent Moon Icon (Design only)	® 5/12/98	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	2,156,289 (75/193,041)	5/12/2018	Best Cellars Filed: 10/31/96

EASY BRIGHT NIGHT	® 3/22/05	Class 3: Tooth Whitening Gel	2,934,844 (78/324,523)	3/22/2015	Filed 11/7/03

EXPRESS YOURSELF	® 1/28/03	Class 35: Retail Grocery Store Services in The Nature of A Self- Checkout Counter	2,680,997 (76/406,160)	1/28/2013 Use Filed: 1-28-09	Service Mark

6

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

(Stylized)	® 6/10/03	Class 35: Retail Grocery Store Services	2,723,648 (76/386,568)	6/10/2013	Service Mark

Class 43: Catering and Takeout Delicatessen Services

FARMER JACK	® 3/01/88	Class 42: Retail Supermarket Services	1,479,128 (73/664,142)	3/1/2008	Service Mark

FARMER JACK Logo (New)	® 8/17/04	Class 35: Grocery Store Services	2,874,722 (78/269,618)	8/17/2014	Sevice Mark Filed: 7/02/03

FEEL LIKE A TRUE GORMET!	® 9/07/04	Class 35: Retail Grocery Store and Delicatessen Services	2,881,606 (78/266,173)	9/7/2014	Service Mark Filed: 6/24/03
Class 43: Catering Services and Delicatessen Restaurants

FIZZY	® 7/25/06	Class 35:	3,119,391 (78/538,858)	7/25/2016	Best Cellars Filed: 12/28/04

FIZZY	® 4/27/99	Class 35:	2,242,184 (75/182,662)	4/27/2009	Best Cellars Filed: 10/11/96

FOOD BASICS	® 6/17/03	Class 35: Retail Supermarket Services	2,726,744 (76/386,404)	6/17/2013

7

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

(Design and color)	® 9/23/03	Class 35: Retail Supermarket Services	2,766,316 (76/386,781)	9/23/2013	Service Mark

FOR GOODNESS SHAKE	® 2/14/06	Class 5: Protein Food Supplement; Dietary Drink Mix for Use in Meal Replacement in Powder and Liquid Form; Pre-mixed Liquid Meal Replacement Drinks; Dietary Meal Replacement Nutritional Bars	3,059,403 (78/235,016)	2/14/2016	ITU

FRESH	® 7/25/06	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	3,119,390 (78/538,848)	7/25/2006	Best Cellars Filed: 12/28/04

FRESH	® 5/18/99	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	2,246,761 (75/182,644)	5/18/2009	Best Cellars Filed: 10/11/96

FRESH CHALLENGE	® 4/19/05	Class 35: Retail Grocery Store and Supermarket Services	2,942,219 (78/503,093)	4/19/2015	Service Mark Filed: 10/20/04

GIVE YOURSELF ANOTHER CHOICE	® 8/30/05	Class 35: Retail Supermarket Services; Retail Pharmacy Services; Retail Liquor Store Services	2,989,404 (78/431,546)	8/30/2015	Service Mark Filed: 6/08/04

GRAPE FINDS	® 12/17/02	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	2,663,166 (76/392,260)	12/17/2012 Use due: 12/17/08 Grace Period: 6/17/09	Service Mark Filed: 4/08/02 Registrant: Grape Finds of Dupont, Inc. (No Assignment to Best Cellars, Inc.)

Grape Icon (Design only)	® 8/24/99	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	2,271,317 (75/193,042)	8/24/2009	Best Cellars Filed: 10/31/96

GREAT WINES FOR EVERYDAY	® 1/27/98	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	2,133,521 (Suppl. Register)	1/27/2018	Best Cellars Filed: 10/11/96

8

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

GREAT WINES FOR EVERY DAY	® 12/20/05	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	3,032,255 (78/538,850)	12/20/2015	Best Cellars 12/28/04

9

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

GREEN WAY	™ 12/11/07

Class 29:  Olive Oil, Canned Tomatoes, Canned Beans, Broth, Soups, Applesauce, Jams, Fruit Preserves, Peanut Butter, Soybean Milk, Milk, Butter, Cheese, Frozen entrees consisting primarily of Meat or Cheese, Frozen Vegetables, namely, Corn, Peas, Broccoli, Cauliflower, Green Beans and Mixed Vegetables, Frozen Fruits, Pre-cut Vegetable Salad.

			(77/349,246)		ITU — OWN BRANDS Filed: 12/11/07 Publ. 6/10/08 Opposition: Publix

Class 30:  Balsamic Vinegar, Pasta, Pasta Sauce, Salad Dressing, Salsa, Macaroni & Cheese, Breakfast Cereals, Coffee, Tortilla Chips, Cheese Flavored Snacks, namely, Cheese Puffs and Cheese Curls, Popcorn, Pretzels, Crackers, Cookies, Ravioli, Frozen Entrees consisting primarily of Rice or Pasta, Burritos, Enchiladas, Ice Cream, Ice Cream Sandwiches, Sorbets

Class 31: Fresh Vegetables
Class 32: Fruit Juices and Fruit Drinks, Soft Drinks

GREEN WAY	™ 2/29/08

Class 3:  Shampoos and hair conditioners; skin moisturizers; human body conditioners; skin treatment lotions and creams; anti-aging and stretch mark creams, lotions and creams for hands, nails, skin, face, hair, foot and leg muscles and joints; depilatory lotions and creams; shaving lotions and creams; non-medicated skin care preparation, namely, lotions and creams for treating dry and damaged skin, anti-aging, firming, anti-wrinkle, stretch marks, under eye and eyelid firming; gels, namely, depilatory gels, shaving gels, shower gels; oils, namely body oils, non-medicated human body serums; soaps; liquid soaps; bar soaps; anti-bacterial liquid soaps; anti-bacterial bar soaps; hand sanitizers; body washing soaps; bubble bath; bath and facial scrubs; masks namely, beauty masks, facial masks, body masks, gel eye masks, skin masks, and skin moisturizer masks; face peels, cosmetic sun protection creams and lotions, sun creams and lotions; sun block; soaps and detergents for household use for the purposes of cleaning and maintenance without harm to the environment.

			(77/409,725)		ITU — OWN BRANDS Filed: 2/29/08 Publ. 5/6/08
Class 5: Dietary food supplements.
Class 8: Disposable forks, knives and spoons.
Class 9: Batteries.
Class 11: Compact fluorescent bulbs.
Class 16: Paper towels; paper table cloths; paper napkins; bathroom tissue; and facial tissues.
Class 21: Paper plates and cups.
Class 29: Frozen hamburger patties; seeds; nuts, dried fruits and/or raisins; trail mix; potato chips.
Class 30: Teas; sesame sticks; chocolate coated nuts; yogurt coated nuts; macaroni and cheese; pesto sauce; bread; tortillas; tortilla chips.
Class 31: Pet food.

10

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

Class 32: Soda

	® 12/09/08	Class 16: Notebooks and Notebook Paper	3,544,867 (77/388,984)	12/9/2018 Use:12/9/2013—12/9/2014	ITU — OWN BRANDS S.N. 77/388,984 Filed: 2/5/08 Publ: 4/29/08 Allowance: 7-22-08

11

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

™ 2/29/08

Class 3:  Shampoos and hair conditioners; skin moisturizers; human body conditioners; skin treatment lotions and creams; anti-aging and stretch mark creams, lotions and creams for hands, nails, skin, face, hair, foot and leg muscles and joints; depilatory lotions and creams; shaving lotions and creams; non-medicated skin care preparation, namely, lotions and creams for treating dry and damaged skin, anti-aging, firming, anti-wrinkle, stretch marks, under eye and eyelid firming; gels, namely, depilatory gels, shaving gels, shower gels; oils, namely body oils, non-medicated human body serums; soaps; liquid soaps; bar soaps; anti-bacterial liquid soaps; anti-bacterial bar soaps; hand sanitizers; body washing soaps; bubble bath; bath and facial scrubs; masks namely, beauty masks, facial masks, body masks, gel eye masks, skin masks, and skin moisturizer masks; face peels, cosmetic sun protection creams and lotions, sun creams and lotions; sun block; soaps and detergents for household use for the purposes of cleaning and maintenance without harm to the environment.

			(77/409,787)		ITU — OWN BRANDS Filed: 2/29/08 Publ: 4/29/08 Allowance: 7-22-08 Statement of Use Due: 1/22/09 1st EOT — Use Due: 7/22/09
Class 5: Dietary food supplements.
Class 8: Disposable forks, knives and spoons.
Class 9: Batteries.
Class 11: Compact fluorescent bulbs.
Class 16: Paper towels; paper table cloths; paper napkins; bathroom tissue; and facial tissues.
Class 21: Paper plates and cups.

Class 29:  Frozen hamburger patties; seeds; nuts, dried fruits and/or raisins; trail mix; potato chips; olive oil, canned tomatoes; canned beans; broth; soups; applesauce; jams; fruit preserves; peanut butter; soybean milk; milk; butter; cheese; frozen entrees consisting primarily of meat or cheese; frozen vegetables namely, corn, peas, broccoli, cauliflower, green beans, mixed vegetables; frozen fruits; pre-cut vegetable salad.

12

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

Class 30:  Teas; sesame sticks; chocolate coated nuts; yogurt coated nuts; macaroni and cheese; pesto sauce; bread, balsamic vinegar; pasta; pasta sauce; salad dressing; salsa; macaroni & cheese; breakfast cereals; coffee; tortilla chips; cheese flavored snacks namely, cheese puffs and cheese curls; popcorn; pretzels; crackers; cookies; ravioli; frozen entrees consisting primarily of rice or pasta, burritos; enchiladas; ice cream; ice cream sandwiches; sorbets; tortillas; tortilla chips.

Class 31: Pet foods; fresh vegetables
Class 32: Soda, fruit juices and fruit drinks

(Stylized)	® 3/29/83	Class 1: Artificial Sweetener	1,232,381 (73/277,359)	3/29/2013	OTC Product Line (Pharmacy?)

Class 3: Mouthwash, Baby Oil, Baby Powder and Toothpaste
Class 5: Rubbing Alcohol, Petroleum Jelly, Epson Salts, Hydrogen Peroxide for Use as a Disinfectant, Aspirin, Cotton Swabs and Adhesive Bandages
Class 10: Dental Floss

HARTFORD RESERVE	™ 2/28/08	Class 1: Artificial Sweetners	(77/408,926)		ITU — OWN BRANDS Filed: 2/28/08 Opposition pending: Lewis Bros’

Class 29:  Frozen and/or canned meats, fish, poultry and game; imitation meat and meat extracts; preserved, dried and/or frozen fruits and vegetables; prepared and processed fruits and vegetables; edible oils, cooking and vegetable oils; processed olives; fruit preserves; namely jellies and/or jams; shelled, roasted and/or processed nuts; snack foods, namely, candied-fruit based fruit snacks, dairy-based snack foods (excluding ice cream ice milk and frozen yogurt), dehydrated fruit snacks, fruit and/or soy based snack foods, meat based snack foods, potato based snack foods, protein based nutrient dense snack bars, vegetable based snack foods and snack dips; snack mix consisting primarily of processed fruits, processed nuts, and/or raisins; soups and broth; pre-packaged dinners consisting primarily of meat, seafood or poultry served with pasta, or rice and/or vegetables

13

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

Class 30:  Crackers and or rice crackers; food package combinations consisting primarily of bread, crackers and/or cookies; snack mix consisting primarily of crackers, pretzels, candied nuts and/or popped popcorn; chocolate and chocolates, chocolate bars, chocolate candies, chocolate chips, and chocolate truffles, chocolate covered nuts and raisins and chocolate covered potato chips; cocoa; cookies; breakfast cereals, pastas; meat tenderizers; mustard; vinegar; barbecue sauce; frozen, prepared or packaged entrees consisting primarily of pasta or rice; dough based sandwiches with filling consisting primarily of pasta or rice; dried cooked rice, enriched rice, husked rice and/or puffed rice; rice based snack foods, wholemeal rice and unprocessed rice; coffee, namely, roasted, powdered or granulated coffee, coffee beans, ground coffee beans, instant coffee and caffeine-free coffee; tea, namely, tea bags, teas for infusions and caffeine free tea; herbal tea, black tea, green tea, lime tea and sage tea; ice cream; frozen yogurt; marinades

Class 32: Fruit drinks and juices, namely apple, grape, cranberry; orange, grapefruit, tomato and/or vegetable juice and juice beverages; fruit juice based and concentrates and aerated fruit juices

14

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

HYBREED	™ 12/06/06	Class 5: Medicated products for use for animals, namely, flea and tick medications and collars.	(77/057,971)		Notice of Allowance Issued: 8/14/07 Statement of Use/1st EOT: 2/14/08

Class 18:  Pet and animal accessories, namely, carriers, game bags, harnesses, hides, leashes, skins, clothing, leggings, collars, electronic collars, collar accessories, namely, bows, charms, and bells.

Class 28: Pet toys.
Class 31: Pet food; food for animals; pet treats.

HYBREED BASIC	™ 12/06/06	Class 5: Medicated products for use for animals, namely, flea and tick medications and collars.	(77/058,024)		Notice of Allowance Issued: 8/14/07 Statement of Use/1st EOT: 2/14/08

Class 18:  Pet and animal accessories, namely, carriers, game bags, harnesses, hides, leashes, skins, clothing, leggings, collars, electronic collars, collar accessories, namely, bows, charms, and bells.

Class 28: Pet toys.
Class 31: Pet food; food for animals; pet treats.

HYBREED PROVANTAGE	™ 12/06/06	Class 5: Medicated products for use for animals, namely, flea and tick medications and collars.	(77/058,034)		Notice of Allowance Issued: 11/13/07 Statement of Use/1st EOT: 5/13/08

Class 18:  Pet and animal accessories, namely, carriers, game bags, harnesses, hides, leashes, skins, clothing, leggings, collars, electronic collars, collar accessories, namely, bows, charms, and bells.

Class 28: Pet toys.
Class 31: Pet food; food for animals; pet treats.

I LOVE THIS STORE!	® 4/18/06	Class 35: Retail Grocery Store, Liquor Store and Pharmacy Services	3,081,109 (76/424,332)	4/18/2016	ITU — Service Mark Filed: 6/24/02

15

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

JANE PARKER	® 1/01/08	Class 30: Bakery desserts; Bakery goods; Bakery products; Bakery products, namely sweet bakery goods	3,363,303(78/692,338)	1/1/2018 Use due: 1/01/14	ITU Publ: 2/6/07 Statement of Use due: 11/1/07

JUICY	® 5/04/99	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	2,243,937 (75/182,646)	5/4/2009	Best Cellars Filed: 10/11/96

JUICY	® 1/24/06	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	3,050,162 (78/538,852)	1/24/2016	Best Cellars Filed: 12/28/04

Lips Icon (Design only)	® 12/11/07	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	3,350,671 (76/661,658)	12/11/2017	Best Cellars Filed: 6/14/06

LIVE BETTER WELLNESS CLUB	® 6/24/08	Class 35: Retail Store Services in the Field of Pharmaceuticals featuring a Bonus Incentive Program for Customers	3,452,346 (77/185,766)	6/24/2018 Use due: 6/24/13 - 6/24/14	Service Mark — PHARMACY Filed: 5/21/07

	® 8/26/08	Class 35: Retail Store Services in the Field of Pharmaceuticals featuring a Bonus Incentive Program for Customers	3,491,210 (77/857,766)	8/26/2018 (Use due: 8/26/2013 — 8/26/2014)	Service Mark & Design — PHARMACY S.N. 77/185,766 Filed: 5/21/07 Publ: 3/04/08

Lollipop Icon (Design only)	® 5/12/98	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	2,156,235 (75/182,603)	5/12/2018	Best Cellars Filed: 10/11/96

16

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

LULLA-BEES	™ 12/06/06

Class 3:  Cosmetic products for infants and babies, namely, baby hair conditioner, hair conditioners for babies, baby shampoo, shampoo for babies, baby lotion, lotion for babies, baby oil, baby powder, baby wipes.

			(77/058,043)		Suspended pending disposition of Application S.N. 78/902,922 for LULLABUGS and S.N. 78/913,386 for LULLABEARS Published for Opposition: 10/28/08
Class 5: - Baby food; powdered milk for babies; infant formula.
Class 10: - Devices for babies, namely, baby bottle nipples, baby bottles, baby nursers, cups adapted for feeding babies and children, teething rings.
Class 16: - Baby diapers of paper; disposable diapers; paper diapers; disposable training pants.
Class 25: - Cloth diapers; infant cloth diapers; non-disposable cloth training pants.
Class 28: - Baby toys, namely, rattles, multiple activity toys.

LULLA-BEES & Design	™ 12/06/06

Class 3:  Cosmetic products for infants and babies, namely, baby hair conditioner, hair conditioners for babies, baby shampoo, shampoo for babies, baby lotion, lotion for babies, baby oil, baby powder, baby wipes.

			(77/058,057)		Suspended pending disposition of Application S.N. 78/902,922 for LULLABUGS and S.N. 78/913,386 for LULLABEARS Published for Opposition: 10/28/08
Class 5: - Baby food; powdered milk for babies; infant formula.
Class 10: - Devices for babies, namely, baby bottle nipples, baby bottles, baby nursers, cups adapted for feeding babies and children, teething rings.
Class 16: - Baby diapers of paper; disposable diapers; paper diapers; disposable training pants.
Class 25: - Cloth diapers; infant cloth diapers; non-disposable cloth training pants.
Class 28: - Baby toys, namely, rattles, multiple activity toys.

17

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

LULLA-BEES & Design	™ 12/06/06

Class 3:  Cosmetic products for infants and babies, namely, baby hair conditioner, hair conditioners for babies, baby shampoo, shampoo for babies, baby lotion, lotion for babies, baby oil, baby powder, baby wipes.

			(77/058,072)		Suspended pending disposition of Application S.N. 78/902,922 for LULLABUGS and S.N. 78/913,386 for LULLABEARS Published for Opposition: 10/28/08
Class 5: - Baby food; powdered milk for babies; infant formula.
Class 10: - Devices for babies, namely, baby bottle nipples, baby bottles, baby nursers, cups adapted for feeding babies and children, teething rings.
Class 16: - Baby diapers of paper; disposable diapers; paper diapers; disposable training pants.
Class 25: - Cloth diapers; infant cloth diapers; non-disposable cloth training pants.
Class 28: - Baby toys, namely, rattles, multiple activity toys.

MARKET SPA	™ 8/11/08

Class 3:  Shampoos and hair conditioners; Hair Care preparations; Facial Lotions; Body Lotions; Beauty Lotions; Skin Moisturizers; Non-Medicated Skin Care Preparations, Soaps for Personal Use; Nail Polish Removers; Cotton Balls for cosmetic purposes and all purpose cotton swabs for personal use

			(77/543,985)		Intent to Use Publ. Date: 3/10/09 Allowed: 6/02/09 Use Due: 12/02/09

18

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

MASTER CHOICE	® 6/29/04

Class 29:  Beef, Canned Tomatoes, Canned Vegetables, Cheese, Condensed Milk, Cooking Oil, Fish, Frozen Entrees, Frozen Vegetables, Jelly Preserves, Peanut Butter, Pickles, Popcorn, Pork, Poultry, Roasted Peppers, Seafood, Shelled & Roasted Nuts, Tuna

			2,857,946(78/218,673)	6/29/2014 Use Due: 6/29/09	Filed: 2/25/03

Class 30:  Apple Cider Mix, Baking Cocoa, Belgian Waffles, Breads, Breadsticks, Breakfast Cereal, Brownie Mix, Candy, Cappuccino Mix, Cheesecakes, Chocolate Baking Chips, Cookies, Crackers, Flatbreads, Fruitcake, Hot Cocoa Mix, Ice Cream, Maple Syrup, Mayonnaise, Microwave Popcorn, Mustard, Pasta Pies, Pizza, Rice, Salad Dressing, Salsa, Sauces, Spices, Tea, Vinegar, Waffle Cones

Class 31: Fresh Fruits, Fresh Vegetables
Class 32: Drinking Water, Fruit Juice, Vegetable Juice

(Stylized)	® 6/24/97	Class 29: Cheese, Cooking Oil, Nuts, Canned Tomatoes, Frozen Vegetables, Tuna, Pork, Beef	2,073,501 (75/070,346)	6/24/2007	Filed: 3/11/96

Class 30:  Mayonnaise, Rice, Mustard, Salsa, Sauces, Spices, Cookies, Breadsticks, Flatbreads, Fruitcake, Pasta, Breakfast Cereals, Condensed Milk, Cheesecales, Pies, Pizza, Tortilla Chips, Hot Cocoa Mix

Class 32: Fruit Juice, Vegetable Juice, Drinking Water, Soft Drinks

(Miscellaneous Design)	® 12/15/81	Class 42: Retail Supermarket Services	1,182,561 (73/276,030)	12/15/2011	FARMER JACK 2/14/02: Renewed for 10 years

MORE	™ 8/01/06	Class 3: potpourri, home fragrance infuser, namely, fragrance emitting receptacles for room fragrances; bath oils, bath milks, bath powder, bath salts	(78/942,221)		MARKETING: Anke Kullenberg/Suzanne Cecchi 6/30/09:Statement of Use filed. Publ: 2/12/08
Class 4: candles

19

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

Class 6: metal tins
Class 7: electric coffee bean grinders, electric food blenders, electric juicers, electric can openers

Class 8:  non-electric fruit and vegetable peelers, cooking graters, apple corers, pizza wheel cutters, cheese planes, grapefruit trimmers, non-electric kitchen knives, zesters, egg slicers, meat tenderizers, namely, a pronged instrument for pounding meat, nut crackers not of precious metal, seafood crackers, ice scrapers, non-electric garden tools, namely, spades, tillers, trowls, garden supplies, namely hoses and nozzles, non-electric can openers

Class 11: electric coffee makers, electric coffee percolators, hot plates, electric kettles, blenders, electric juicers, outdoor lighted Christmas ornaments, chocolate fountains

Class 21:  Kitchen utensils, namely, cutting boards, oven mitts, pie servers, jar openers, ice cream scoops, bottle openers, non-electric can openers, garlic presses, turners, spatulas, cooking spoons, cooking forks, potato mashers, whisks, basting brushes, bagel holders not being slicers, coffee scoops, corkscrews, corn cob holders, melon ballers, pepper mills, salt shakers, cooking strainers, turkey basters, and barbecue utensils…

Bathroom wash basins, electric tooth brushes, soap dishes, tooth brush holders, towel racks, toilet paper holders, shower caddies, ceramic tissue box covers, hampers
Class 24: bed sheets, towels, bed and bath linen, pillowcases, bed blankets, cloth napkins, cloth placemats, pet blankets, table cloths not made of paper, fabric table runners, bath mitts, oven mitts
Class 26: ribbons, artificial garland, artificial Christmas wreaths
Class 27: door mats
Class 28: stuffed toys, Christmas stockings, tree skirts, tree stands, Christmas tree ornaments, Christmas hats, wooden decorative sleds
Class 31: pine cones, artificial Christmas trees, edible pet treats, dried flower wreaths

20

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

MORE (OF WHAT’S SPECIAL)	™ 8/16/06	Class 4: candles	(78/953,659)		MARKETEING: Anke Kullenberg, Suzanne Cecchi Use due: 4/14/09 EOT/Use Due: 10/14/09

Class 21: Kitchen utensils, namely, cutting boards, pie servers,  jar openers, ice cream scoops, bottle openers, non-electric can openers, garlic presses, turners, spatulas, cooking spoons, cooking forks, potato mashers, whisks, basting brushes, bagel holders (not being slicers), coffee scoops, corkscrews, corn cob holders, melon ballers, pepper mills, salt shakers, cooking coolers, napkin holders, candle holders (not of precious metal), plates, cookery molds, napkin rings (not of precious metal),  picture frames, pet feeding dishes, wine glasses, ceramic sculptures, vases, bowls, tea pots (not metal), metal buckets, salad serving tongs.
     Bathroom accessories, namely wash basins, electric tooth brushes, soap dishes, tooth brush holders, towel racks, toilet paper holders, shower caddies; ceramic tissue box covers

.

Class 24: Household linen, namely bed sheets, kitchen towels, bed and bath linen, pillowcases, bed blankets, cloth napkins, cloth placemats, pet blankets, table cloths (not made of paper), fabric table runners, bath mitts, oven mitts.

MORE (FOR ALL SEASONS)	® 8/12/08	Class 3: potpourri, home fragrance infuser, namely, fragrance emitting receptacles for room fragrances; bath oils, bath milks, bath powder, bath salts	3,486,531 (78/953,732)	8/12/18 (Use due: 8/12/13 — 8/12/14)	Anke Kullenberg, Mktg. S.N. 78/953,732 Filed: 8/16/06
Class 4: candles
Class 6: decorative tins made of metal
Class 7: electric coffee bean grinder; electric food blenders, electric can openers; electric juicers

21

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

Class 8: Hand tools, namely, non-electric fruit and vegetable peelers, cooking graters, apple corers, pizza wheel cutters, cheese planes, grapefruit trimmers, non-electric kitchen knives, zesters, egg slicers, meat tenderizers, namely, a pronged instrument for pounding meat; seafood crackers (not of precious metal); ice scrapers; non-electric garden tools, namely spades, tillers, trowls; garden supplies, namely hoses and nozzles; non-electric can openers.

Class 11: Electric coffee makers; electric coffee percolators; hot plates; electric kettles; blenders, outdoor lighted Christmas ornaments; electric light for Christmas trees; chocolate fountains.

Class 21: Kitchen utensils, namely, cutting boards, pie servers,  jar openers, ice cream scoops, bottle openers, non-electric can openers, garlic presses, turners, spatulas, cooking spoons, cooking forks, potato mashers, whisks, basting brushes, bagel holders (not being slicers), coffee scoops, corkscrews, corn cob holders, melon ballers, pepper mills, salt shakers, cooking coolers, napkin holders, candle holders (not of precious metal), plates, cookery molds, napkin rings (not of precious metal),  picture frames, pet feeding dishes, wine glasses, ceramic sculptures, vases, bowls, tea pots (not metal), metal buckets, salad serving tongs; Garden supplies, namely hose nozzels, cooking graters

Bathroom accessories, namely wash basins, electric tooth brushes, soap dishes, tooth brush holders, towel racks, toilet paper holders, shower caddies; ceramic tissue box covers.

Class 24: Household linen, namely bed sheets, kitchen towels, bed and bath linen, pillowcases, bed blankets, cloth napkins, cloth placemats, pet blankets, table cloths (not made of paper), fabric table runners, bath mitts, oven mitts.

Class 26: Ribbons; artificial garland; artificial wreaths
Class 27: Door Mats
Class 28: stuffed toys, Christmas stockings, tree skirts, tree stands, Christmas tree ornaments, Christmas hats, wooden decorative sleds
Class 31: pine cones, artificial Christmas trees, edible pet treats, dried flower wreaths

22

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

NO SO	™ 10/17/08	Class 32: Juice beverages, namely, fruit juices	(77/595,210)		ITU — OWN BRANDS Publ. Date: 3/10/09 Allowed: 6/02/09 Use Due: 12/02/09

NO FRILLS	® 5/25/82	Class 29: Canned peaches, canned tomatoes, canned corn, canned green beans, canned sweet peas, canned pork and beans, corn oil, vegetable oil, applesauce and peanut butter	1,196,041 (73/165,881)	5/25/2012	Renewed: 5/25/02

Class 30: Table syrup

ONPOINT	™ Pending	Class : Sales, Marketing and Distribution and Related Services	(77/476,914)		ITU — OWN BRANDS Filed: 5/19/08

PATHMARK	® 8/06/68	Class 35: Retail food supermarket services	0,854,358 (72/285,701)	8/6/2018	Renewed: 8/06/88 8/06/08

PATHMARK	® 5/27/69	Class 3: Mouthwash and hair tonic	0,870,210 (72/295,831)	5/27/2009	Renewed: 5/27/89

PATHMARK	® 1/21/03	Class 32: Soft drinks	2,677,310 (76/361,018)	1/21/2013 Use filed: 1/21/09

23

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

PATHMARK & Design	® 8/24/71	Class 35: Retail food supermarket services	0,919,137(72/324,945)	8/24/2011	Renewed: 8/24/91 8/24/01

PATHMARK & Design	® 2/24/76	Class 42: Retail drug store services	1,034,492 (73/055,400)	2/24/2016	Renewed: 2/24/96 2/24/06

PATHMARK GOSPEL CHOIR COMPETITION	™ 4/16/09	Class 35: Promoting and sponsoring community events to promote equality and community mindedness.	(77/715,300)		Use based “trade name” Debbie Ortega (PM) Suzanne Cecchi (Marketing)

PATHMARK HELPING HANDS IN THE COMMUNITY & Design	® 5/08/07	Class 36: Charitable fund raising	3,240,786 (78/978,145)	5/08/2017 (Use due: 5/08/2012 — 5/08/2013)	Filed as ITU originally; S.N. 78/978,145 Filed: 11/10/2004 PM first used in commerce 11/01/2004

Class 41: Charitable services, namely, soliciting, collecting and providing toys for needy children
Class 45: Charitable services, namely, soliciting, collecting and providing clothing for needy persons

24

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

PATHMARK HELPING HANDS IN THE COMMUNITY & Design	® 3/24/09	Class 43: Charitable services, namely, soliciting, collecting and providing food for needy persons	3,596,521 (78/514,359)	3/24/2019 Use due: 3/24/2014	S.N. 78/514,359 Filed: 11-10-04

PATHMARK PARLOR FAVORITES	™ 2/23/07	Class 30: Ice cream	(77/114,803)		Published: 12/19/07

PATHMARK SHAKERS	™ 3/21/07	Class 32: Powders used in the preparation of soft drinks	(77/136,870)		Suspended 12/19/07 pending disposition of Application S.N. 77/136,487 for PROTEIN SHAKERS & Design

PREFERRED PET	® 7/14/09	Class 18: Rawhide Chews for Dogs; Pet Collars; Pet Leashes; Pet Travel Cases	3,655,878 (77/977,324)		ITU — OWN BRANDS Filed: 3/31/08
Class 28: Pet Toys
Class 31: Pet Food; Cat Litter; Edible Pet Treats
DIVIDED OUT: Class 3: Pet Shampoos Class 20: Pet Beds Class 21: Pet Hair Brushes

RED ALARM	® 2/01/05	Class 32: Soft Drinks	2,924,218 (78/220,193)	10/1/2015 Use due: 8/01/10	Filed: 2/28/03

25

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

SMART PRICE	™ 4/13/06

Class 3 - Bleaching preparations for household use and other substances for laundry use, namely, laundry detergent; cleaning and polishing preparations for household purposes, pet stain and odor removers, combination cleaner and deodorizer for litter boxes; scouring preparations, namely, scouring liquids and scouring powders, abrasive preparations, namely, abrasive paste; soaps; perfumery, essential oils, cosmetics, hair lotions; dentifrices; non-medicated sun care preparations; non-medicated skin care preparations; baby wipes; cosmetic puffs, namely, synthetic cotton balls; non-medicated shampoos for pets; toothpaste for pets; dental cleaning kits for pets.

(78/860,925)

Class 5 - Full line of over-the-counter pharmaceutical preparations; veterinary preparations and medicated products for household pet animals, namely, preparations for the control of aches, pains, soreness and stiffness, preparations for the control of insects and parasites, collars for the control of insects, skin care preparations, ear care preparations, eye care preparations, hairball remedies, behavior training sprays and pads, incontinence pads, vitamin preparations; sanitary preparations for medical purposes and medical personal hygiene purposes; dietetic foods adapted for medical use; food for babies; medical plasters, bandages and gauze for dressings; material for stopping teeth, dental wax; disinfectants for medical instruments and for sanitary purposes; preparations for destroying vermin; fungicides, herbicides.

Class 6 - Aluminum foil; goods of common metal, namely, general purpose storage containers, hooks, key rings, key chains.
Class 11 - Light bulbs, heating pads not for medical purposes, electric hand-held hair dryers, water filters, shower heads, shower head sprayers, and faucet sprayers.

Class 16 - Writing paper, envelopes, writing tablets, notebooks, notebook dividers, calendars, diaries, transparent adhesive tape, adhesive tape for household purposes, pressure sensitive tape for home use, paper filters for coffee makers, paper for use in the manufacture of tea bags, paper napkins, tissue paper; toilet paper, paper towels, paper bags and plastic bags for packing, paper and plastic freezer paper, paper and plastic food wrap, wax paper, trash can liners, paper place mats, paper table cloths, paper baby bibs; disposable diapers, disposable training pants; disposable housebreaking pads for use in training dogs; advertising signs of paper and cardboard, printed paper window signs; artists’ materials, namely, artists’ brushes and artists’ pastels; paint brushes; adhesive tape dispensers, adhesive tape for household and office use; staplers, correcting fluid for type, binder letter clips, paper clips, bookmarks, plastic bubble packs for wrapping or packaging, glue sticks, stationery for household use, note pads, order note pads, self-adhesive note pads, plastic bags for household use, rubber bands, drawing rulers, ungraduated rulers; photographic supplies namely photograph albums, photograph mounts and plastic pages for holding photographs.

26

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

Class 21 - Household or kitchen utensils and containers not of precious metal or coated therewith, namely, graters, sieves, spatulas, strainers, turners, whisks, buckets, dust bins, pots, pans, bowls, dishes, pet feeding dishes, aluminum pans and dishes, felt pads and lambswool pads for cleaning and polishing purposes, dust cloths; shaped ironing board covers; glass cooking and kitchenware, namely, glass cooking pots and pans; combs; sponges for household purposes, sponge mops, sponge mop refills, utility brushes, namely, scrubbing brushes, dustpan brushes, nail brushes; brushes for footwear and pets, hair brushes, clothes brushes, brooms, toothbrushes, electric toothbrushes, electric toothbrushes for pets, dental floss; brush-making materials; steel wool for cleaning; beverage glassware; porcelain and earthenware cookware, namely, bake ware, dinnerware, plates, dishes, bowls, cups, mugs, paper and plastic plates and cups; vases; corkscrews.

27

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

Class 29 - Meat, fish, poultry and game; meat extracts; preserved, dried and processed fruits, apple sauce, fruit preserves; preserved, dried and cooked vegetables; jellies, jams, compotes; eggs, milk, and milk products, namely, milk, buttermilk, dairy-based food beverages, butter, butter ghee, cream, concentrated butter or edible anhydrous milk fats, milk powder, dehydrated milk, yoghurt, natural yoghurt, drinkable yoghurt, fruit yoghurt, frozen yoghurt, dietetic yoghurt for non-medical purposes, namely, low-fat yoghurt, non-fat yoghurt, low-sugar yoghurt and sugar-free yoghurt, ice cream, cheese, cottage cheese, sour cream, whipped toppings, coffee cream, namely, cream for coffee, and evaporated milk, milk-based beverages with high milk content and flavored with cocoa, chocolate, coffee, or other flavorings, namely, vanilla, fruit juices, fruit flavorings, fruit flavors, mocha, caramel, green tea, mint and honey, dairy-based meat replacements, milk curd, proteins for human consumption, namely, for use as a food additive or food filler, dairy-based chocolate beverages containing milk, namely, chocolate milk; edible fat mixture from vegetables and butyric fatty materials, coffee whitener consisting of vegetable-based edible fat, non-dairy creamer, imitation cheese, edible oils and fats, pickles; peanut butter.

Class 30 - Coffee, decaffeinated coffee, coffee substitutes, tea, tea bags, cocoa, sugar, rice, tapioca, sago, flour, pasta, macaroni and cheese, breakfast cereals, cereal-based snack foods, bread, pastry, and confectionery, namely, pastries, pies, cakes, edible decorations for cakes, frozen confections, biscuits, shortcake, waffles, cookies, crackers, spice-cakes, rusks, chocolate, filled chocolate, milk chocolate, chocolate bars, chocolate candies, chocolate covered nuts, truffles, namely, chocolate truffles, candies, sugarless candies, gum drops, candy bars, caramels, toffee, marshmallow, halvah, marzipan, fudge, nougat, liquorices, fruit jellies and bonbons, fruit and marzipan jellies, pastilles, candy mints, crystal sugar pieces, confectionery chips for baking; non-medicated chewing gum, bubble gum; fruit ices; honey, treacle; yeast, baking-powder; salt, mustard, vinegar, sauces, spaghetti sauces, spices, ice; iced tea.

Class 31 -Cut and live Christmas trees; unpopped popcorn; unprocessed nuts; absorbent cat litter; fresh fruits and vegetables; seeds, namely, wheat seeds, plant seeds, and rye seeds, bird seeds, grass seed, lawn seed, raw pine bark, mulch, and top soil, flower seeds; living plants and flowers; foodstuffs for animals, birds and fish; pet treats; malt for brewing and distilling.

Class 32 -Beers; mineral and aerated waters; and other nonalcoholic drinks, namely, energy drinks, sports drinks, bottled artesian water, soda water, seltzer water, nonalcoholic cocktail mixers, ginger ale, root beer; fruit drinks and fruit juices, fruit nectars, apple juice cocktail, cranberry juice cocktail; carbonated and non-carbonated soft drinks; coconut water; vegetable juice, tomato juice, blended fruit and vegetable juice; lemonade and lemon juice; syrups, concentrates, powders and preparations for making fruit drinks; powdered mixes for making non-carbonated soft drinks and isotonic sports drinks, soy-based beverages not being milk substitutes.

28

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

Shopping Cart Design	® 8/20/02	Class 35: Retail supermarket store services	2,609,325 (76/241,607)	8/20/2012 Use due: 8/20/07 – 8/20/08

SIERRA RANCH	™ 3/31/09	Class 29: Fresh meats.	(77/703,362)		ITU OWN BRANDS

	® 7/15/08	Class 35: Supermarkets; Retail Grocery Store Services featuring a wide variety of consumer goods of others.	3,467,757 (77/378,422)		Filed: 1/23/08 (77/378,422) Publ: 4/29/08

SMOOTH	® 1/27/98	Class 35: retail store services featuring alcoholic beverages and accessories used in the storage and consumption of alcoholic beverages.	2,133,522 (75/182,645)	1/27/2018	Best Cellars Filed: 10/11/96 S.N. 75/182,645

SOFT	® 5/04/99	Class 35: retail store services featuring alcoholic beverages and accessories used in the storage and consumption of alcoholic beverages.	2,243,938 (75/182,648)	5/4/2009	Best Cellars Filed: 10/11/96 S.N. 75/182,648

SOFT	® 12/20/05	Class 35: retail store services featuring alcoholic beverages and accessories used in the storage and consumption of alcoholic beverages.	3,032,256 (78/538,856)	12/20/2015	Best Cellars Filed: 12/28/04 S.N. 78/538,856

SPLISH SPLASH	® 2/28/06	Class 32: Fruit Juice Drinks	3,062,628 (78/481,891)	2/28/2016	Filed: 9/10/04

Sun Icon (Design only)	® 7/06/99	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	2,258,387 (75/182,600)	7/6/2009	Best Cellars Filed: 10/11/96 S.N. 75/182,600

29

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

SUPER FRESH	® 8/05/97	Class 42: Retail Grocery Store Services	2,085,126 (73/732,662)	8/5/2007

(Stylized)	® 2/11/03	Class 35: Retail Grocery Store and Delicatessen Services Class 42: Catering Services and Delicatessen Restaurants	2,685,875 (76/346,252)	2/11/2013	Service Mark

THE FOOD EMPORIUM	® 7/29/03	Class 35: Retail Grocery Store and Delicatessen Services Class 42: Catering and Take-out Delicatessen Services	2,741,163 (76/360,323)	7/29/2013	Service Mark

THE GREAT ATLANTIC & PACIFIC TEA COMPANY	® 5/27/08	Class 35: Supermarket Services	3,435,064 (77/282,376)	5/27/2018 Use Due: 5/27/2013 thru 5/27/2014	Service Mark Filed: 9/18/07 First Use: 1870

THE VERY BEST. . . JUST FOR YOU	® 9/09/03	Class 35: Retail Grocery Store Services Class 42: Catering and Take-out Delicatessen Services	2,761,287 (76/439,689)	9/9/2013	Service Mark

TORNADO SPLASH	® 7/11/06	Class 32: Fruit juices	3,115,079 (78/435,495)	7/11/2016	ITU Filed: 6/15/04

ULTRA XTREME	® 8/22/06	Class 3: Laundry Detergent	3,132,890 (78/715,736)		Filed: 9/19/05

VIA ROMA	™ 3/31/08

Class 29:  Oil, namely edible oils, cooking oil, dipping oil and olive oil for food; processed olives; olive spread; dipping spice; bruschetta toppings; tapenades; appetizers, namely, artichoke stuffed with feta, sun dried tomato stuffed with feta, sweet pepper stuffed with feta, grape leaves, stuffed grape leaves, sun dried tomato with olive oil, antipasto, giardeniera; roasted peppers in water; sliced cherry peppers in oil; fire roasted sweet red pepper fire roasted yellow pepper, hot peppers, roasted red hot peppers, hot peppers, pepperoncini, grilled vegetables.

			(77/435,941)	Use: July 20, 2009	ITU — OWN BRANDS Filed: 3/31/08 Publ. 7/22/08 Allowance: 1/20/09 Opposition: Coffee Holdings’
Class 30: pasta, pasta sauce, fish sauces; meat sauces; capers; pesto sauce; glazes for meat and fish; mustards; chutney; vinegar and dipping spice.

30

MARK	STATUS / DATE	GOODS & SERVICES	REGIS. # / Appl. # /	EXP. DATE / USE DUE / RENEWAL DUE	COMMENTS

WALDBAUM’S	® 7/22/08	Class 35: Retail Grocery Store Services	3,471,095 (77/323,811)	7/22/18 (Use Due: 7/22/13 – 7/22/14)	Service Mark Acquired in conjunction with the acquisition of Waldbaum’s in 1904 Filed: 11-07-07

WE’RE THINKING FRESH	® 7/04/06	Class 35: Retail Store Services and Supermarket Services	3,111,361 (78/533,406)	7/4/2016	Service Mark Filed: 12/16/04

WORTH A SPLURGE	® 12/17/02	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	2,663,165 (76/392,259)	12/17/2012 (Use due: 12/17/07 – 12/17/08) Grace Period: 6/17/09	Service Mark S.N. 76/392,259 Filed: 4/08/02 Registrant: Grape Finds of Dupont, Inc. (No Assignment to Best Cellars, Inc.)

YOU KNOW WHAT YOU LIKE. WE KNOW WINE.	® 3/23/04	Class 35: Retail Store Services featuring Alcoholic Beverages and Accessories used in the Storage and Consumption of Alcoholic Beverages	2,824,476 76/423,835)	3/23/2014	Best Cellars Filed: 6/21/02

31

Schedule V - Claims

1.                                      The Borough of Somerville v. Pathmark Stores, Inc., JSM at Somerville, LLC et al., Docket No.: SOM-L-250-07, Superior Court of New Jersey, Somerset County (Law Division)and Pathmark Stores, Inc., v. JSM at Sommerville,  LLC, Docket No.SOM-C-12034-05, Superior Court of New Jersey, Somerset County (Chancery Div.) Pathmark is prosecuting a claim for lost real estate (i.e., leasehold)value in connection with the forced surrender of an operating store lease in connection with a condemnation action commenced by the Borough of Somerville, in accordance with a plan for re-development of a shopping center location on the Somerville Circle. It is estimated that the Company’s damages range from $1.5- 2.0 million. Discovery has been completed in this matter and it is awaiting a trial date.

2.                                       CPS Operating Company, LLC v. Pathmark Stores, Inc., Index No.07-604262, New York Supreme Court, New York County Pathmark and CPS entered into a development agreement for the planned construction of two mid-rise residential towers above the existing Pathmark store location on Cherry Street in Manhattan. In December of 2007,CPS terminated the development agreement. The parties are now each seeking the release of a $6.0 million escrow deposit. Summary judgment motions filed by both parties were denied by the trial court; Pathmark has appealed the denial of its summary judgment motion. The appeal has been briefed and is awaiting argument.

3.                                      In Re Payment Card Interchange Fee and Merchant Discount Antitrust Litigation, United States District Court (E.Dist. of New York)MD 05-1720(JG)(JO) [RelatedCivilActionNos.CV-05-3925, CV-05-4650, CV-05-4677, CV-05-4799, CV-06-0039, CV-06-0078) A&P is a participant with numerous other major retailers in an antitrust action brought against Visa, MasterCard and American Express alleging excessive transaction fees charged in connection with customer use of charge and debit cards at store locations. This is a massive litigation matter that is in the throes of discovery. Resolution of this case is not expected within the next18 months.

Schedule VI-Instruments and Chattel Paper

None.

Schedule VII — Securities Accounts and Commodity Accounts

Bank	Account	A/C Name	Type
Double Rock Corp
(The Reserve)
1250 Broadway	69953511	A&P	Investment
32nd Floor
New York, NY 10001

Oppenheimer& Co.

200 Park Ave. 24th Fl. New York, NY 10166	G24-1611446-G7B	The Great Atlantic & Pacific Tea Co., Inc.	Investments

Schedule VIII — Electronic Chattel Paper and Transferable Records

None.

EXHIBIT A to Security Agreement

Form of Accession Agreement

ACCESSION AGREEMENT dated as of [Date](as amended, modified or supplemented from time to time, this “Agreement”)among [New Grantor Name],[New Grantor Description](the “New Grantor”), and Wilmington Trust Company, as collateral agent(together with any successor or successors in such capacity, the “Collateral Agent”) for the benefit of Wilmington Trust Company, as trustee(together with any successor or successors in such capacity, the “Trustee”) and the Holders(as defined in the Security Agreement).

References made to the 11 3/8 % Senior Secured Notes due 2015 of The Great Atlantic &  Pacific Tea Company, Inc., a Maryland corporation(the “Company”)(as amended, restated, supplemented or modified from time to time, the “Notes”), in the original aggregate principal amount of $260,000,000issued pursuant to the Indenture, dated as of August4, 2009 (as amended, restated, amended and restated, modified or supplemented from time to time and including any agreement extending the maturity of, refinancing or otherwise amending, amending and restating or otherwise modifying or restructuring all or any portion of the obligations of the Company under the Notes or such agreement or any successor agreement, the “Indenture”) among the Company, Guarantors, the Collateral Agent and the Trustee. Each Grantor has, pursuant to the Indenture, unconditionally guaranteed the Obligations(as defined in the Security Agreement).

As a condition to the issuance of the Notes under the Indenture, the Company and certain Subsidiaries of the Company(each such Subsidiary individually a “Grantor” and collectively with the Company, the “Grantors”) have executed and delivered a Security Agreement, dated as of August4,2009 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Company, the other Grantors that are parties thereto and the Collateral Agent. Capitalized terms used but not defined herein have the meanings assigned in, or by reference in, the Security Agreement.

The New Grantor, was [formed][acquired]by the [Company] [Relevant Grantor]and is a Subsidiary of the [Company] [Relevant Grantor] .[Describe formation or acquisition transaction, as applicable. ]

Section4.17  of the Security Agreement requires that upon formation or acquisition of any new director indirect Subsidiary of the Company that is required to be a Guarantor pursuant to Section  4.17 of the Indenture, the Grantors shall, at the Grantors’ expense, cause such Subsidiary to execute and deliver to the Collateral Agent an Accession Agreement and to comply with the requirements of Section  4.17 of the Indenture, within the time periods specified therein, and, upon such execution and delivery, such Subsidiary shall constitute a “Grantor” for all purposes thereunder with the same force and effect as if originally named as a Grantor therein.

The New Grantor has agreed to execute and deliver this Agreement in order to evidence its agreement to become a “Grantor” under the Security Agreement. Accordingly, the parties hereto agree as follows:

Section1. Security Agreement. In accordance with Section 4.17 of the Security Agreement, the New Grantor hereby (i) agrees that, by execution and delivery of a counterpart signature page to the Security Agreement in the form attached hereto as Exhibit A, the New Grantor shall become a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a Grantor, (ii) acknowledges receipt of a copy of and agrees to be obligated and bound as a “Grantor” by all of the terms and provisions of the Security Agreement, (iii) grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all of its right, title and interest in, to and under the Collateral, in each case to secure the full and punctual payment of the Obligations in accordance with the terms thereof and to secure the performance of all of the obligations of each Grantor under the Indenture and the other Note Documents, (iv) represents and warrants that each of Schedules I, II, III, IV, V, VI, VII, and VIII to the Security Agreement, as amended, supplemented and modified as set forth on Schedules I, II, III, IV, V, VI, VII, and VIII hereto, is complete and accurate with respect to the New Grantor as of the date hereof after giving effect to the New Grantor’s accession to the Security Agreement as an additional Grantor thereunder and (v) acknowledges and agrees that, from and after the date hereof, each reference in the Security Agreement to a “Grantor” or the “Grantors” shall be deemed to include the New Grantor.

Section 2.          Representations and Warranties. The New Grantor hereby represents and warrants that:

(a)           This Agreement has been duly authorized, executed and delivered by the New Grantor, and each of this Agreement and the Security Agreement, as acceded to hereby by the New Grantor, constitutes a valid and binding agreement of the New Grantor, enforceable against the New Grantor in accordance with its terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)           Attached hereto as Exhibit B is a correct and complete Perfection Certificate relating to the New Grantor and its Collateral.

Section 3. Effectiveness. This Agreement and the accession of the New Grantor to the Security Agreement as provided herein shall become effective with respect to the New Grantor when the Collateral Agent shall have received (i) a counterpart of this Agreement duly executed by the New Grantor and (ii) a duly executed counterpart signature page to the Security Agreement as contemplated hereby.

Section 4. Integration; Confirmation. On and after the date hereof, the Security Agreement and the Schedules thereto shall be supplemented as expressly set forth herein; all other terms and provisions of the Security Agreement and the Schedules thereto shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

Section 5. Expenses. The New Grantor agrees to pay (i) all out-of-pocket expenses of the Collateral Agent, including reasonable fees and disbursements of special and local counsel for the Collateral Agent, in connection with the preparation, execution and delivery of this Agreement and any document or agreement contemplated hereby and (ii) all taxes which the Collateral Agent or any Secured Party may be required to pay by reason of the security interests granted in the Collateral (including any applicable transfer taxes).

Section6.               Governing Law. THIS AGREEMENTAND THE RIGHTSAND OBLIGATIONSOF THE PARTIESHEREUNDERSHALLBE GOVERNEDBY AND CONSTRUED AND INTERPRETEDIN ACCORDANCEWITH THE LAWSOF THE STATEOF NEW YORK (INCLUDING, WITHOUTLIMITATION,SECTION5-1401OF THE GENERALOBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section7.               Counterparts.         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may be transmitted and/or signed by facsimile and if so transmitted or signed, shall, subject to requirements of law, have the same force and effect as a manually signed original and shall be binding on the New Grantor, the Collateral Agent and the other Secured Parties. The Administrative Agent may also require that this Agreement be confirmed by a manually signed original hereof; provided, however, that the failure to requestor deliver the same shall not limit the effectiveness of any facsimile document or signature.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[NEW GRANTOR NAME]

By:
Name:
Title:

WILMINGTON TRUST COMPANY, as Collateral Agent

By:
Name:
Title:

Signature Page to Accession Agreement

EXHIBIT A

Counterpart to Security Agreement

The undersigned hereby executes this counterpart to the Security Agreement dated as of              , 20_ by the Grantors party thereto from time to time in favor of Wilmington Trust Company, as Collateral Agent, and, as of the date hereof, assumes all of the rights and obligations of a “Grantor” thereunder.

Date:

[NEW LOAN PARTY NAME]

By:
Name:
Title:

[New Grantor Notice Address]

Exhibit A to Accession Agr-eement

EXHIBIT B

Perfection Certificate

Exhibit B to Accession Agreement

Schedule I to the Security Agreement

Schedule II to the Security Agreement

Schedule III to the Security Agreement

Schedule IV to the Security Agreement

Schedule V to the Security Agreement

Schedule VI to the Security Agreement

Schedule VII to the Security Agreement

Schedule VIII to the Security Agreement

EXHIBIT B to Security Agreement

PERFECTION CERTIFICATE

Reference is made to (i) the Security Agreement, dated as of August4, 2009 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among The Great Atlantic& Pacific Tea Company, Inc.(the “Company” and a “Grantor”), the Subsidiaries of the Company that are parties thereto(each a “Grantor” and collectively with the Company, the “Grantors”) and Wilmington Trust Company, as collateral agent(together with any successor or successors in such capacity, the “Collateral Agent”) for the benefit of the Trustee and the Holders, and (ii) the Pledge Agreement, dated as of August4, 2009 (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), among the Company, the Subsidiaries of the Company that are parties thereto and the Collateral Agent. Capitalized terms used but not defined herein have the meanings assigned in, or by reference in, the Security Agreement or the Pledge Agreement, as applicable.

The undersigned hereby certify to the Collateral Agent and each other Secured Party that, on the Issue Date:

1.                                      Names.

(a)                                  The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation or any other organizational document, is set forth on Schedule I(a).

(b)                                 Set forth on Schedule I(b) is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change.

(c)                                  Except as set forth in Schedule l(c)hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule I(c) the information required by Sections I and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

(d)                                 Set forth in Schedule l(d) hereto is the state of formation of each Grantor, the organizational identification number, if any, of each Grantor that is a registered organization and the Federal Taxpayer Identification Number of each Grantor. Each Grantor is (i) the type of entity disclosed next to its name in Schedule 1(d) and (ii) a registered organization except to the extent disclosed in Schedule l(d).

2.                                                Current Locations.

(a)                                  The chief executive office of each Grantor is located at the address set forth in Schedule2(a) attached hereto.

(b)                                 Set forth in Schedule2(b) attached hereto are all locations where each Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an *)

(c)                                     Set forth in Schedule2(c) are all the locations where each Grantor maintains any Equipment or other physical Collateral not identified above.

(d)                                 Set forth in Schedule 2(d) opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraphs 2(a), (b) or (c) above.

(e)                                  Set forth in Schedule 2(e) opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession as a bailee, consignee or warehouseman of any of the Collateral of such Grantor.

(f)                                    Set forth on Schedule 2(f) is a list of each deposit account, brokerage account or securities investment account maintained by any Grantor, including the name and address of the institution at which the account is located, the type of account, and the account number.. Also set forth on Schedule 2(f) is a true and correct list of all securities intermediaries with respect to any such securities accounts, including the name and address of any such securities intermediary.

(g)                                 Set forth on Schedule 2(g) is a list of all real property held by each Grantor, whether owned or leased, and the name of the Grantor that owns or leases said property.

(h) Set forth on Schedule 2(h) is a list of all locations currently used by any Grantor as distribution centers or warehouses, to the extent not specifically identified as such in paragraph 2(g) above, in which Collateral of any such Grantor is located. For each such location that is leased by any Grantor, set forth below is the name and address of the landlord of such location. For each such location that is a warehouse, set forth below is the name and address of the operator of such warehouse.

3.                                      Unusual Transaction. Except for those purchases, acquisitions, and other transactions as set forth in Schedule 3 attached hereto or otherwise disclosed in Section I, all Accounts Receivable have been originated by the Grantors and all Inventory has been acquired by the Grantors from a Person in the ordinary course of business.

4.                                      File Search Reports. File search reports have been obtained from each central-filing Uniform Commercial Code filing office identified with respect to such Grantor in Section led) hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Indenture and Liens that will be terminated on the Issue Date.

5.                                      UCC Filings. Financing statements on Form UCC-I in substantially the form of Schedule 5 hereto have been prepared for filing in the Uniform Commercial Code filing office in each jurisdiction identified with respect to such Grantor in Section led) hereof (for each Grantor that is a registered organization) and in each jurisdiction identified with respect to such Grantor in Section 2 hereof hereof (for each Grantor that is not a registered organization).

6.                                      Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Schedule 5 above, each filing and the filing office in which such filing is to be made.

7.                                         Stock Ownership and other Equity Interests. Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interest (the “Equity Interests”) held by, directly or indirectly, any Grantor and the record and beneficial owners of such Equity Interests. Also set forth on Schedule 7 is each Equity Interest held by, directly or indirectly, any Grantor that represents 50% or less of the Equity Interests of the Person in which such investment was made. Attached hereto as Schedule 7A is an organizational chart for the Grantors.

[Signature Pages Follow]

8.                                      Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all promissory notes and other evidence of indebtedness with a face amount of $500,000 or more held by any Grantor, including all inter-company notes by any Grantor in favor of any other Grantor or any other Affiliate of such Grantor.

9.                                      Intellectual Property.

(a)                                  Attached hereto as Schedule 9(a) is a list of each Grantor’s copyrights (including copyrights of software) which are registered with the United States Copyright Office. (Please include the name of the applicable Grantor, the name of the copyright, registration number, and date of registration.) Also attached hereto as Schedule 9(a) is a list of each Grantor’s applications for copyrights (including for copyrights of software) which are pending with the United States Copyright Office. (Please include the name of the applicable Grantor, the name of the copyright for which an application has been filed, application number, and date of application.)Also attached hereto as Schedule 9(a) is a list of copyrights licensed by any Grantor. (Please include the name of the applicable Grantor, the name of the copyright licensed, the name of the licensor or licensee, and the date of the agreement reflecting such license arrangement.)

(b)                                 Attached hereto as Schedule 9(b) is a list of each Grantor’s patents which are registered with the United States Patent Office. (Please include the name of the applicable Grantor, the name of the patent, registration number, and date of registration.)Also attached hereto as Schedule 9(b) is a list of each Grantor’s patents which are pending with the United States Patent Office. (Please include the name of the applicable Grantor, the name of the patent, application number, and date of application.) Also attached hereto as Schedule 9(b) is a list of patents licensed by any Grantor. (Please include the name of the applicable Grantor, the name of the patent licensed, the name of the licensor or licensee, and the date of the agreement reflecting such license arrangement.)

(c) Attached hereto as Schedule 9(c) is a list of each Grantor’s registered trademarks, trade names, and service marks. (Please include name of each trademark, registration number, date of registration, and jurisdiction in which the trademark is registered) Also attached hereto as Schedule 9(c) is a list of each Grantor’s applications for trademarks, trade names, and service marks. (Please include name of each trademark, application number, date of application, and jurisdiction in which the application is pending) Also attached hereto as Schedule 9(c) is a list of trademarks licensed by any Grantor. (Please include the name of the applicable Grantor, the name of the copyright licensed, the name of the licensor or licensee, and the date of the agreement reflecting such license arrangement.)

10. Commercial Tort Claims. Attached hereto as Schedule 10 is a true and correct list of commercial tort claims with a value in excess of $1,000,000 held by any Grantor, including a brief description thereof.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate on this                          day of August, 2009.

THE GREATATLANTIC & PACIFIC TEA COMPANY, INC.

By:

Name:
Title:

EACH OF THE GRANTORSLISTEDON ANNEX A HERETO

By:

Name:
Title:

EACH OF THE GRANTORS LISTED ON ANNEX B HERETO

By:

Name:
Title:

EACH OF THE GRANTORS LISTED ON ANNEX C HERETO

By:

Name:
Title:

[Signature Pages Follow]

ANNEX A

GRANTORS

ANNEX B

GRANTORS

ANNEX C

GRANTORS

EXHIBIT C to Security Agreement

FORM OF GRANT OF SECURITY INTEREST

IN UNITED STATES PATENT AND TRADEMARKS

This GRANT OF SECURITY INTEREST IN UNITED STATES PATENTS AND TRADEMARKS, dated as of August4, 2009 (this “Grant”), is made by and among(i) THE GREAT ATLANTIC& PACIFIC TEA COMPANY, INC.(the “Company”), a Maryland corporation, (ii) each subsidiary of the Company listed on Schedule I attached hereto(each such subsidiary individually a “Guarantor” and collectively, the “Guarantors”)(the Company and the Guarantors are hereinafter referred to, collectively, as the “Grantors”), and (iv) WILMINGTON TRUST COMPANY, as collateral agent(in such capacity, the “Collateral Agent”) for the benefit of Wilmington Trust Company, as trustee(together with any successor or successors in such capacity, the “Trustee”) and the Holders(as defined in the Security Agreement), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, Grantors are party to an Indenture, dated as of the date hereof(as amended, restated, amended and restated, modified or supplemented from time to time and including any agreement extending the maturity of, refinancing or otherwise amending, amending and restating or otherwise modifying or restructuring all or any portion of the obligations of the Company under the Notes or such agreement or any successor agreement, the “Indenture”) among the Company, the Guarantors, the Collateral Agent and the Trustee. Each of the Grantors has, pursuant to the Indenture, unconditionally guaranteed the Obligations (as defined in the Security Agreement);

WHEREAS, Grantors are party to a Security Agreement, dated as of the date hereof, in favor of the Collateral Agent and the Secured Parties (as amended, restated, or otherwise modified from time to time, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors have executed and delivered this Grant for the purpose of recording and confirming the grant of the security interest of the Collateral Agent in the Intellectual Property(as defined below)with the United States Patent and Trademark Office (“PTO”);

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein and in the Security Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantors and the Collateral Agent, on its own behalf and on behalf of the other Secured Parties (and each of their respective successor or assigns), hereby agree as follows:

SECTION1.                                    Defined Terms. Unless otherwise defined herein, terms used herein have the meaning given to them in the Security Agreement. The following terms shall have the following meanings:

“Intellectual Property” shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents(as defined herein),Licenses, Trademarks(as defined herein),trade secrets, technology, confidential or proprietary technical and business information, know-how, show how, data or information, domain names, mask works, customer lists, vendor lists, subscription lists, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

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“Patents” shall have the meaning given in the Security Agreement and shall include the patents set forth on Exhibit A.

“Trademarks” shall have the meaning given in the Security Agreement and shall include the trademarks set forth on Exhibit B.

SECTION 2. GRANT OF SECURITY INTEREST. IN FURTHERANCE AND AS CONFIRMATION OF THE SECURITY INTEREST GRANTED BY THE GRANTORS TO THE COLLATERAL AGENT (FOR ITS OWN BENEFIT AND THE BENEFIT OF THE OTHER SECURED PARTIES)UNDER THE SECURITY AGREEMENT, AND AS FURTHER SECURITY FOR THE PAYMENT OR PERFORMANCE, AS THE CASE MAY BE, IN FULL OF THE OBLIGATIONS, EACH OF THE GRANTORS HEREBY RATIFIES SUCH SECURITY INTEREST AND GRANTS TO THE COLLATERAL AGENT (FOR ITS OWN BENEFIT AND THE BENEFIT OF THE OTHER SECURED PARTIES)A CONTINUING SECURITY INTEREST, IN ALL OF THE PRESENT AND FUTURE RIGHT, TITLE AND INTEREST OF SUCH GRANTOR IN, TO AND UNDER ITS INTELLECTUAL PROPERTY, WHETHER NOW OWNED OR EXISTING OR HEREAFTERACQUIREDOR ARISING, TOGETHER WITH ALL PRODUCTS, PROCEEDS, SUBSTITUTIONS, AND ACCESSIONS THEREOF, INCLUDING ANY CLAIM BY GRANTORS AGAINST THIRD PARTIES FOR PAST, PRESENT, OR FUTURE INFRINGEMENT, DILUTION, MISAPPROPRIATION, VIOLATION, OR UNFAIR COMPETITION WITH ANY INTELLECTUAL PROPERTY(COLLECTIVELY, THE “INTELLECTUAL PROPERTY COLLATERAL”).

SECTION 3.                               Intent. This Grant is being executed and delivered by the Grantors for the purpose of recording and confirming the grant of the security interest of the Collateral Agent in the Intellectual Property Collateral with the United States Patent and Trademark Office. It is intended that the security interest granted pursuant to this Grant is granted in conjunction with, and not in addition to or limitation of, the Security Interest granted to the Collateral Agent, for its own benefit and the benefit of the other Secured Parties, under the Security Agreement. All provisions of the Security Agreement shall apply to the Intellectual Property Collateral. The Collateral Agent shall have the same rights, remedies, powers, privileges and discretions with respect to the security interests created in the Intellectual Property Collateral as in all other Collateral. In the event of a conflict between this Grant and the Security Agreement, the terms of the Security Agreement shall control.

SECTION 4. Recordation. Each Grantor authorizes and requests that the Commissioner for Patents, and the Commissioner for Trademarks and any other applicable government officer record this Grant.

SECTION 5.                               Collateral Agent As Attorney-In-Fact. Each of the Grantors hereby irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as and for such Grantor’s true and lawful agent and attorney-in-fact in accordance with Section 5.03 of the Security Agreement:

(a)                             To supplement and amend from time to time EXHIBITS A and B of this Grant to include any newly developed, applied for, registered, or acquired Intellectual Property of such Grantor and any intent-to-use Trademark applications for which a statement of use or an amendment to allege use has been filed and accepted by the PTO.

(b)                            To execute all such instruments, documents, and papers as the Collateral Agent reasonably determines to be necessary or desirable in connection with the exercise of such rights and remedies and to cause the sale, license, assignment, transfer, or other disposition of the Intellectual Property.

C-2

SECTION 6. Termination; Release of lntellectual Property Collateral. Upon termination of the Security Interest in the Intellectual Property Collateral in accordance with the Security Agreement, the Collateral Agent shall promptly execute, acknowledge, and deliver to the Grantor, at such Grantor’s expense, an instrument in writing in recordable form releasing the collateral pledge, grant, lien and security interest in the Intellectual Property Collateral under this Grant. Any execution and delivery of termination statements, releases or other documents pursuant to this SECTION 6 shall be without recourse to, or warranty by, the Collateral Agent or any other Secured Party.

[SIGNATURE PAGE FOLLOWS]

C-3

IN WITNESS WHEREOF, the Grantors and the Collateral Agent have caused this Grant to be executed by their duly authorized officers as of the date first above written.

GRANTORS:	THE GREATATLANTIC& PACIFICTEA COMPANY, INC.

By:
Name:
Title:

THE ENTITIESLISTEDON SCHEDULEI HERETO, as Guarantors

By:
Name:
Title:

Signature Page to Grant of Security Interest in United States Patents and Trademarks

COLLATERALAGENT:
WILMINGTON TRUST COMPANY, as Collateral Agent

By:
Name:
Title:

Signature Page to Grant of Security Interest in United States Patents and Trademarks

EXHIBIT A

Patents

Exhibit A to Grant of Security Interest in United States Patents and Trademarks

EXHIBIT B

Trademarks

Exhibit B to Grant of Security Interest in United States Patents and Trademarks

Schedule I

(Guarantors)

Schedule I to Grant of Security Interest in United States Patents and Trademarks

EXHIBIT D to Security Agreement

FORM OF GRANT OF SECURITY INTEREST

IN UNITED STATES COPYRIGHTS

This GRANT OF SECURITY INTEREST IN UNITED STATES COPYRIGHTS, dated as of August 4, 2009 (this “Grant”), is made by and among (i) THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. (the “Company”), a Maryland corporation, (ii) each subsidiary of the Company listed on Schedule I attached hereto (each such subsidiary individually a “Guarantor” and collectively, the “Guarantors”) (the Company and the Guarantors are hereinafter referred to, collectively, as the “Grantors”), and (iv) WILMINGTON TRUST COMPANY, as collateral agent (in such capacity, the “Collateral Agent”) for the benefit of Wilmington Trust Company, as trustee (together with any successor or successors in such capacity, the “Trustee”) and the Holders (as defined in the Security Agreement),in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, Grantors are party to an Indenture, dated as of the date hereof (as amended, restated, amended and restated, modified or supplemented from time to time and including any agreement extending the maturity of, refinancing or otherwise amending, amending and restating or otherwise modifying or restructuring all or any portion of the obligations of the Company under the Notes or such agreement or any successor agreement, the “Indenture”) among the Company, the Guarantors, the Collateral Agent and the Trustee. Each of the Grantors has, pursuant to the Indenture, unconditionally guaranteed the Obligations (as defined in the Security Agreement);

WHEREAS, Grantors are party to a Security Agreement, dated as of the date hereof, in favor of the Collateral Agent and the Secured Parties (as amended, restated, or otherwise modified from time to time, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors have executed and delivered this Grant for the purpose of recording and confirming the grant of the security interest of the Collateral Agent in the Intellectual Property (as defined below) with the United States Copyright Office;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein and in the Security Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantors and the Collateral Agent, on its own behalf and on behalf of the other Secured Parties (and each of their respective successors or assigns), hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms used herein have the meaning given to them in the Security Agreement. The following terms shall have the following meanings:

“Copyrights” shall have the meaning given in the Security Agreement and shall include the copyrights set forth on Exhibit A.

“Intellectual Property” shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Copyrights (as defined herein), Licenses, trade secrets, technology, confidential or proprietary technical and business information, know-how, show-how, data or information, domain names, mask works, customer lists, vendor lists, subscription lists, software and databases and all embodiments or fixations thereof and related documentation, registrations and

D-I

franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

SECTION 2.                                 GRANT OF SECURITY INTEREST. IN FURTHERANCE AND AS CONFIRMATION OF THE SECURITY INTEREST GRANTED BY THE GRANTORS TO THE COLLATERAL AGENT (FOR ITS OWN BENEFIT AND THE BENEFIT OF THE OTHER SECURED PARTIES) UNDER THE SECURITY AGREEMENT, AND AS FURTHER SECURITY FOR THE PAYMENT OR PERFORMANCE, AS THE CASE MAY BE, IN FULL OF THE OBLIGATIONS, EACH OF THE GRANTORS HEREBY RATIFIES SUCH SECURITY INTEREST AND GRANTS TO THE COLLATERAL AGENT (FOR ITS OWN BENEFIT AND THE BENEFIT OF THE OTHER SECURED PARTIES) A CONTINUING SECURITY INTEREST, IN ALL OF THE PRESENT AND FUTURE RIGHT, TITLE AND INTEREST OF SUCH GRANTOR IN, TO AND UNDER ITS INTELLECTUAL PROPERTY, WHETHER NOW OWNED OR EXISTING OR HEREAFTER ACQUIRED OR ARISING, TOGETHER WITH ALL PRODUCTS, PROCEEDS, SUBSTITUTIONS, AND ACCESSIONS THEREOF, INCLUDING ANY CLAIM BY GRANTORS AGAINST THIRD PARTIES FOR PAST, PRESENT, OR FUTURE INFRINGEMENT, DILUTION, MISAPPROPRIATION, VIOLATION, OR UNFAIR COMPETITION WITH ANY INTELLECTUAL PROPERTY (COLLECTIVELY, THE “INTELLECTUAL PROPERTY COLLATERAL”).

SECTION 3.                                     Intent. This Grant is being executed and delivered by the Grantors for the purpose of recording and confirming the grant of the security interest of the Collateral Agent in the Intellectual Property Collateral with the United States Copyright Office. It is intended that the security interest granted pursuant to this Grant is granted in conjunction with, and not in addition to or limitation of, the Security Interest granted to the Collateral Agent, for its own benefit and the benefit of the other Secured Parties, under the Security Agreement. All provisions of the Security Agreement shall apply to the Intellectual Property Collateral. The Collateral Agent shall have the same rights, remedies, powers, privileges and discretions with respect to the security interests created in the Intellectual Property Collateral as in all other Collateral. In the event of a conflict between this Grant and the Security Agreement, the terms of the Security Agreement shall control.

SECTION 4.                                     Recordation. Each Grantor authorizes and requests that the Register of Copyrights, and any other applicable government officer record this Grant.

SECTION 5.                                     Collateral Agent As Attorney-In-Fact. Each of the Grantors hereby irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as and for such Grantor’s true and lawful agent and attorney-in-fact in accordance with Section 5.03 of the Security Agreement:

(a)                                            To supplement and amend from time to time EXHIBIT A of this Grant to include any newly developed, applied for, registered, or acquired Intellectual Property of such Grantor.

(b)                                           To execute all such instruments, documents, and papers as the Collateral Agent reasonably determines to be necessary or desirable in connection with the exercise of such rights and remedies and to cause the sale, license, assignment, transfer, or other disposition of the Intellectual Property.

SECTION 6.                                     Termination; Release of Intellectual Property Collateral. Upon termination of the Security Interest in the Intellectual Property Collateral in accordance with the Security Agreement, the Collateral Agent shall promptly execute, acknowledge, and deliver to the Grantor, at such Grantor’s expense, an instrument in writing in recordable form releasing the collateral pledge, grant, lien and security interest in the Intellectual Property Collateral under this Grant. Any execution and delivery of

D-2

termination statements, releases or other documents pursuant to this SECTION6 shall be without recourse to, or warranty by, the Collateral Agent or any other Secured Party.

[SIGNATURE PAGE FOLLOWS]

D-3

IN WITNESS WHERE OF, the Grantors and the Collateral Agent have caused this Grant to be executed by their duly authorized officers as of the date first above written.

GRANTORS:	THE GREATATLANTIC& PACIFICTEA
COMPANY, INC.

By:
Name:
Title:

THE ENTITIESLISTEDON SCHEDULEI HERETO, as Guarantors

By:
Name:
Title:

Signature Page to Grant of Security Interest in United States Copyrights

COLLATERAL AGENT:	WILMINGTONTRUST COMPANY, as
Collateral Agent

By:
Name:
Title:

SignaturePageto Grantof SecurityInterestin UnitedStatesCopyrights

EXHIBITA

Copyrights

Exhibit A to Grant of Security Interest in UnitedStatesCopyrights

Schedule I

(Guarantors)

Schedule Ito Grant of Security Interest in United States Copyrights